                                                                  EXHIBIT 10.20

                        EXHIBIT "B" TO OFFERING CIRCULAR
===============================================================================
                              FRANCHISE AGREEMENT

                                                                 Office Number:

1.       PARTIES

This Franchise Agreement ("AGREEMENT") is between SNELLING and SNELLING, Inc., a Pennsylvania corporation, which shall collectively include its affiliates and successors in interest, where applicable ("SNELLING"), and ____________________ __________________________________________("FRANCHISEE"), a

|_| Sole Proprietorship    |_| Partnership    |_| Limited Liability  Company
|_| _______Corporation under the Laws of ______________________ with a fiscal year that ends _______________________ and relates to a |_| Standard PS
|_| Subleased PS     |_| Converted PS    |_|  Expansion PS  |_|
Specialty PS:_________________________________________________________.

2.       EXECUTION

FRANCHISEE and SNELLING have executed this AGREEMENT as of ________________, 19__.

                                             FRANCHISEE


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

Attest:                                      SNELLING AND SNELLING, INC.


                                             By:
---------------------------------                 ------------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title: Assistant Secretary                   Title: Senior Vice President

CORPORATE SEAL OF SNELLING

Each of the PRINCIPAL OWNERS, jointly and severally, makes all of the representations, warranties, covenants and agreements of the PRINCIPAL OWNERS set forth in this Agreement and is obligated to perform hereunder:

                              OWNERSHIP
DATE                          PERCENTAGE       PRINCIPAL OWNERS

                  , 19                %        (1)
------------------    --       -------             ----------------------------
                                               Name:
                                                     --------------------------
                  , 19                %        (2)
------------------    --       -------             ----------------------------
                                               Name:
                                                     --------------------------

                  , 19                %        (3)
------------------    --       -------             ----------------------------
                                               Name:
                                                     --------------------------

                  , 19                %        (4)
------------------    --       -------             ----------------------------
                                               Name:
                                                     --------------------------

                               TABLE OF CONTENTS


SECTION                                                                    PAGE
-------                                                                    ----
1. PARTIES...................................................................1

2. EXECUTION.................................................................1

3. RECITALS..................................................................5

4. DEFINITIONS...............................................................5

5. THE LICENSE RELATIONSHIP.................................................10
   5(a) GRANT...............................................................10
   5(b) TERM................................................................10
   5(c) USE OF SNELLING PROPERTY............................................11
   5(d) OWNERSHIP BY SNELLING OF THE SNELLING PROPERTY......................11
   5(e) MODIFICATION OF PROPRIETARY MARKS...................................11
   5(f) INDEPENDENT CONTRACTOR..............................................11
   5(g) NOTICE OF LEGAL ACTION AND INDEMNIFICATION..........................11
   5(h) EMPLOYEES AND CLIENTS...............................................12

6. START-UP AND TRAINING....................................................12
   6(a) OPENING.............................................................12
   6(b) LOCATION AND LEASE..................................................12
   6(c) LISTINGS............................................................12
   6(d) MANAGER TRAINING AND OPENING AND POST-OPENING TRAINING..............12
   6(e) REMEDIAL TRAINING AND ASSISTANCE....................................13
   6(f) TRAINING BY FRANCHISEE..............................................13
   6(g) MATERIALS...........................................................13

7. CONFIDENTIAL INFORMATION.................................................13
   7(a) TRADE SECRET........................................................13
   7(b) CONFIDENTIAL INFORMATION............................................13
   7(c) NON-DISCLOSURE OF CONFIDENTIAL INFORMATION..........................14
   7(d) PROTECTION OF CONFIDENTIAL INFORMATION..............................14

8. OPERATION OF THE PS......................................................15
   8(a) COMPLIANCE WITH LAW AND SYSTEM......................................15
   8(b) TREATMENT OF PERSONNEL..............................................15
   8(c) REQUIRED INSURANCE..................................................15
   8(d) INSURANCE PROGRAMS..................................................16
   8(e) OUTSIDE CONSULTANTS.................................................16
   8(f) FULL TIME MANAGEMENT................................................16
   8(g) SUBMISSION OF REPORTS...............................................16
   8(h) NO OTHER BUSINESS CONDUCTED AT LOCATION.............................16
   8(i) COMPLIANCE WITH MATERIALS...........................................16
   8(j) MODERNIZATION.......................................................16

9. DISTRIBUTION ACCOUNT AND PROCESSING......................................17
   9(a) DISTRIBUTION ACCOUNT................................................17
   9(b) TRANSMISSION OF INFORMATION.........................................17
   9(c) PROCESSING BY SNELLING..............................................17
   9(d) CREDIT AND COLLECTION...............................................17
      9(d)(1) COLLECTION....................................................17
      9(d)(2) CLIENT PAYMENTS MADE DIRECTLY TO SNELLING.....................17
      9(d)(3) ENDORSEMENT AUTHORITY.........................................18
      9(d)(4) CLIENT CREDIT AND APPROVAL....................................18
      9(d)(5) CLIENT AGREEMENTS.............................................18
      9(d)(6) RELATED PARTIES...............................................18
   9(e) ACCURATE CLASSIFICATION OF  EMPLOYEES FOR WORKERS' COMPENSATION.....18

SECTION                                                                    PAGE
-------                                                                    ----
   9(f) SECURITY INTEREST...................................................18

10. FEES AND FINANCIAL OBLIGATIONS..........................................18
   10(a) FRANCHISE FEE......................................................18
   10(b) TRAINING FEE AND EXPENSES..........................................18
   10(c) OVERRIDE...........................................................19
   10(d) PROMOTION FUND.....................................................19
   10(e) SERVICE FEES.......................................................19
      10(e)(i) BASE SERVICE FEE.............................................19
      10(e)(ii) NATIONAL ACCOUNT SERVICE FEE................................20
   10(f) OTHER FINANCIAL OBLIGATIONS; SET-OFF...............................20
   10(g) INTEREST...........................................................20

11. RECORDKEEPING; REPORTING; AUDITS........................................20
   11(a) DOCUMENTS AND INFORMATION..........................................20
   11(b) RECORDKEEPING AND REPORTING........................................20
   11(c) FINANCIAL AUDITS...................................................20
   11(d) COMPLIANCE AUDITS..................................................21
   11(e) USE OF INFORMATION.................................................21

12. OWNERSHIP STRUCTURE AND TRANSFER........................................21
   12(a) DISCLOSURE OF OWNERSHIP STRUCTURE..................................21
   12(b) NO ALIENATION......................................................21
   12(c) CONDITIONS FOR OWNERSHIP TRANSFER..................................21
   12(d) RIGHT OF FIRST REFUSAL.............................................22
   12(e) LOSS OF CONTROL....................................................22
      12(e)(1)  CHANGE OF OWNERSHIP.........................................22
      12(e)(2)  NEW FRANCHISE AGREEMENT.....................................22

13. TERMINATION.............................................................23
   13(a) TERMINATION BY FRANCHISEE..........................................23
   13(b) TERMINATION BY SNELLING FOR FAILURE TO CURE BREACH.................23
   13(c)  TERMINATION BY SNELLING WITHOUT OPPORTUNITY TO CURE BREACH........23
   13(d) FRANCHISEE'S AND OWNERS' TERMINATION DUTIES........................24
   13(e) TRANSFER OF EMPLOYEES..............................................26
   13(f) MONEY OWED.........................................................26
   13(g) WAIVERS; COSTS OF BREACH...........................................26
   13(h) MULTIPLE FRANCHISE AGREEMENTS......................................26
   13(i) CONTINUED EFFECT OF AGREEMENT......................................26

14. RULES GOVERNING UNFAIR TRADE PRACTICES..................................26
   14(a) ACKNOWLEDGMENTS....................................................26
   14(b) NO COMPETITION DURING TERM OF THIS AGREEMENT.......................26
   14(c) POST-TERMINATION UNFAIR COMPETITION AND UNFAIR TRADE PRACTICES.....27
   14(d) INFORMATION REQUEST................................................28
   14(e) INJUNCTIONS........................................................28
   14(f) INDIRECT CONDUCT...................................................28
   14(g) PERSONNEL SERVICE BUSINESS.........................................28

15. GENERAL LEGAL MATTERS...................................................28
   15(a) GOVERNING LAW......................................................28
   15(b) MEDIATION..........................................................28
   15(c) ARBITRATION........................................................29
   15(d) VENUE..............................................................30
   15(e) MUTUAL BENEFIT.....................................................30
   15(f) AMENDMENTS TO FRANCHISE AGREEMENT..................................30
   15(g) NOTICES............................................................31
   15(h) PARTIES BOUND; ASSIGNMENT BY SNELLING..............................31

SECTION                                                                    PAGE
-------                                                                    ----
   15(i) SEVERABILITY.......................................................31
   15(j) ENTIRE AGREEMENT...................................................31
   15(k) FORCE MAJEURE......................................................31
   15(l) RULES OF CONSTRUCTION..............................................31

16. ACKNOWLEDGMENTS AND REPRESENTATIONS.....................................32


   ATTACHMENT 1          STATE ADDENDUM

   ATTACHMENT 2          APPROVED LOCATION

   ATTACHMENT 3          GUARANTY

3.       RECITALS

3(a) As of the date of this AGREEMENT, SNELLING has been in the personnel services business for over 45 years. During that period SNELLING has expended substantial time, effort and financial resources to accumulate extensive knowledge of and experience in the personnel services industry. On the basis of this knowledge and experience, SNELLING has developed and continues to develop a unique and distinctive SYSTEM for the operation and management of a personnel services business, which includes: management and personnel training; operational procedures and techniques; advertising and promotional programs; the MATERIALS that SNELLING prepares and updates on a continuing basis; the CONFIDENTIAL INFORMATION (as described in Section 7) that includes extremely sensitive and personal information concerning the EMPLOYEES, JOB-SEEKERS, CLIENTS (including specific CLIENT contacts and personal and background information on such individuals), and SNELLING's other business relationships, all of which is acknowledged to be the property of SNELLING (as provided in Section 5(d)). All of the components of the SYSTEM constitute valuable trade secrets that are proprietary to SNELLING.

3(b) FRANCHISEE and the PRINCIPAL OWNERS desire to use the CONFIDENTIAL INFORMATION, the SYSTEM and the PROPRIETARY MARKS in connection with the operation of a SNELLING personnel services business, as well as to receive the training and other assistance provided by SNELLING in connection therewith.

3(c) FRANCHISEE and the PRINCIPAL OWNERS recognize that the value of CONFIDENTIAL INFORMATION, the SYSTEM and the PROPRIETARY MARKS are enhanced by each personnel service business in the NETWORK operating in accordance with the SYSTEM and the highest standards of business conduct, and understand and acknowledge the importance to SNELLING and to other franchisees in the SYSTEM of FRANCHISEE'S and the PRINCIPAL OWNERS' compliance with this AGREEMENT and the SYSTEM. In recognition of the value of the CONFIDENTIAL INFORMATION and of participating in the SYSTEM, FRANCHISEE has applied for a franchise to operate the type of PS specified in Section 1. Based on its evaluation of FRANCHISEE'S and the PRINCIPAL OWNERS' experience, capabilities and character, and in reliance on representations and warranties FRANCHISEE and the PRINCIPAL OWNERS made in their franchise application and on acknowledgments, representations, warranties, promises and covenants FRANCHISEE and the PRINCIPAL OWNERS make in this AGREEMENT, SNELLING has decided to grant the license to FRANCHISEE under the terms and conditions described below.

3(d) FRANCHISEE and the PRINCIPAL OWNERS promise to refrain from any unauthorized use of the CONFIDENTIAL INFORMATION, the SYSTEM and the PROPRIETARY MARKS and recognize that SNELLING is entering into this AGREEMENT in reliance on this promise. FRANCHISEE and the PRINCIPAL OWNERS also recognize and agree that any use of the CONFIDENTIAL INFORMATION, the SYSTEM and the PROPRIETARY MARKS other than for the operation of a SNELLING personnel services business would be a breach of that promise, this AGREEMENT and the relationship between FRANCHISEE, the PRINCIPAL OWNERS and SNELLING.

4.       DEFINITIONS

As used in this AGREEMENT, the following terms shall have the meanings set forth below:

"ADJUSTMENTS"

SNELLING'S charges to the DISTRIBUTION ACCOUNT for items such as bank wire transfer fees, overnight courier packages, stop payment check charges, manual check charges, non-sufficient fund charges, UCC-1, UCC-3, UCC-11, and similar filing fees, credit reports and other credit or collection services deemed appropriate by SNELLING, other collection costs, any adjustments to PAYROLL COSTS, INSURANCE COSTS, BENEFITS and any other charges to the DISTRIBUTION ACCOUNT.

"BASE SERVICE FEE"

SNELLING'S charges to the DISTRIBUTION ACCOUNT with respect to TEMPORARY HELP BILLINGS calculated in accordance with Section 10(e)(i) (Base Service Fee), including any additions to such charges if the prime interest rate exceeds 12%.

"BENEFITS"

SNELLING'S charges to the DISTRIBUTION ACCOUNT for disability insurance, health insurance, special hours incentive pay, holiday pay, vacation pay, and any other benefits now or hereafter deemed mandatory or necessary by SNELLING relating to EMPLOYEES.

"BILLINGS"

The amount SNELLING bills a CLIENT or JOB-SEEKER. BILLINGS shall include CONVERSION FEES, LIQUIDATION FEES, contract temporary charges, PERMANENT PLACEMENT and TEMP-TO-HIRE charges, retainers, consulting charges, or any other similar fees,

EXPENSE REIMBURSEMENTS to the extent such are not billed at cost, and any service, sales or related taxes. "GROSS MARGIN - NATIONAL ACCOUNT BILLINGS" are BILLINGS less (1) PAYROLL; (2) PAYROLL COSTS; (3) INSURANCE COSTS; (4) BENEFITS; and (5) sales taxes and other taxes. "GROSS MARGIN - TEMPORARY HELP BILLINGS" are BILLINGS less: (1)PAYROLL; (2) PAYROLL COSTS; (3) INSURANCE COSTS; (4) BENEFITS; (5) sales taxes and any other taxes; (6) BASE SERVICE FEES; (7) OVERRIDES; and (8) PROMOTION FUND contributions. "PLACEMENT BILLINGS" are BILLINGS from the business of helping JOB-SEEKERS obtain PERMANENT PLACEMENT or self-employment; helping CLIENTS obtain employees or business associates; the writing of resumes; out placement; outsourcing business opportunity referrals; consulting; testing, training and counseling; advertising and payments in kind; co-op activities; and all other similar or related products or services. "TEMPORARY HELP BILLINGS" are BILLINGS from supplying FIELD EMPLOYEES to CLIENTS (other than NATIONAL ACCOUNTs), or performing any other similar or related services, whether performed at FRANCHISEE'S, CLIENT'S, or other premises (i.e., guards, security personnel, meter readers, etc.).

"BUSINESS DAY"

Each day other than Sundays, Saturdays, and holidays, as defined in the MATERIALS.

"CHARGEBACKS"

BILLINGS that are repudiated in whole or in part by a CLIENT; the amount of BILLINGS that produce a negative GROSS MARGIN TEMPORARY HELP BILLINGS; BILLINGS that remain unpaid for 60 days after their invoice date or upon termination of this Agreement; the additional amounts due if the CLIENT is classified as a high credit risk or the CLIENT'S unpaid BILLINGS exceeds SNELLING'S credit limits; or as otherwise covered in the MATERIALS.

"CLIENT"

An individual or entity that uses, or desires to use, the PS or SNELLING services.

"CLIENT REFUNDS"

Amounts due to CLIENTS relating to service guarantees, BILLING errors, CLIENT dissatisfaction, or as otherwise authorized by the MATERIALS.

"CONFIDENTIAL INFORMATION"

All confidential information owned or licensed by SNELLING or delivered to FRANCHISEE in confidence, including information developed by the parties during the term of this AGREEMENT, as more fully described in Section 7(b) (Confidential Information).

"CONTROL"

An OWNERSHIP INTEREST of more than 50%, or an OWNERSHIP INTEREST of less than 50% if SNELLING determines, in its sole discretion, that such OWNER has substantial CONTROL of FRANCHISEE or the PS or the power, through any arrangement, capital structure, delegated power, or other circumstance, to determine the actions of the PS. SNELLING may determine CONTROL by aggregating the OWNERSHIP INTEREST, control or power of any OWNER with those of such OWNER'S family members or any other person(s). More than one OWNER may be deemed to have CONTROL. Unless an OWNERSHIP TRANSFER is subject to Section 12(b) (No Alienation), an OWNERSHIP TRANSFER by any OWNER who is deemed to have CONTROL shall result in a "change" in CONTROL for purposes of Section 12 (Ownership Structure and Transfer) if, after giving effect to such OWNERSHIP TRANSFER, such OWNER is no longer deemed to have CONTROL.

"CO-OP SPLITS"

Amounts FRANCHISEE owes to co-oping offices relating to splits of RECEIPTS for services provided cooperatively to CLIENTS.

"COPYRIGHTED WORKS"

All MATERIALS that contain the copyright identification "(c) date SNELLING and SNELLING, Inc." and all other MATERIALS entitled to the protection of the copyright LAW.

"CONVERSION FEE"

A TEMPORARY HELP BILLING to a CLIENT related to converting a FIELD EMPLOYEE to a CLIENT employee.

"CONVERTED PS"

A PS that was converted from an existing personnel services business that was not a part of the SYSTEM.

"DISTRIBUTION ACCOUNT"

The account maintained by SNELLING reflecting the accumulation of credits and charges relating to the PS.

"DOMAIN NAMES"

The Internet domain names "SNELLING.COM," "SNELLINGCORP.COM," "SNELLINGINC.COM" and any other domain names that may be utilized by SNELLING and any domain names utilized by FRANCHISEE in connection with the PS or the PROPRIETARY MARKS or for advertising or promotion of personnel services on the Internet.

"EMPLOYEE"

An individual employed by SNELLING to provide services to a CLIENT, which individual shall be classified as either a FIELD EMPLOYEE or LEASED EMPLOYEE. A "FIELD EMPLOYEE" is a JOB-SEEKER who becomes an employee of SNELLING when FRANCHISEE sells their services in accordance with this AGREEMENT to one or more CLIENTS to fill a limited, special, temporary, contract or TEMP-TO-HIRE need. A "LEASED EMPLOYEE" is an employee of a CLIENT who becomes an employee of SNELLING pursuant to a written outsourcing agreement between SNELLING and the CLIENT under which the CLIENT has transferred all or part of its existing work force onto SNELLING'S payroll and SNELLING has assumed responsibility for the administration of payroll, benefits and other human resources activities. A LEASED EMPLOYEE will also include any employee of SNELLING who subsequently becomes covered by such outsourcing agreement. In no case will a FIELD EMPLOYEE be classified as a LEASED EMPLOYEE for purposes of this Agreement.

"EXPANSION PS"

See PS.

"EXPENSE REIMBURSEMENTS"

Any amounts paid to EMPLOYEES for items such as meals, parking, supplies, travel allowances, equipment, mileage, and any other similar or related items billed at cost to CLIENTS.

"FIELD EMPLOYEE"

See EMPLOYEE.

"GROSS MARGIN - NATIONAL ACCOUNT BILLINGS"

See BILLINGS.

"GROSS MARGIN - TEMPORARY HELP BILLINGS"

See BILLINGS.

"INSURANCE COSTS"

SNELLING'S charges to the DISTRIBUTION ACCOUNT for obtaining from appropriate insurance carriers, or any retention assumed by SNELLING for workers' compensation, commercial general liability and umbrella, errors and omissions, crime/bond, and employment practices liability insurance coverage or any other coverage deemed appropriate by SNELLING on the EMPLOYEES, and for reimbursing any expenses incurred, and deductibles or defense costs, in connection with such policies or their administration. Such charges will include but are not limited to: SNELLING'S cost of obtaining insurance on EMPLOYEES, including residual market loads and any fees or costs related to the number of claims and loss experience of the EMPLOYEES submitted by FRANCHISEE for processing; SNELLING'S cost of administering and implementing the insurance program, including brokerage and consulting expenses, overhead, salaries and BENEFITS, travel, claims-handling fees and legal fees related to such claims; deductibles; charges for misclassification of EMPLOYEES for workers' compensation reporting and charge purposes; and taxes and any other related fees or costs.

"INTEREST"

The interest rate designated by SNELLING from time to time, but in no event will such rate be lower than 12% per annum or higher than the maximum rate allowed by LAW.

"JOB-ORDER"

A verbal or written notification from a CLIENT of a job opening (e.g. PERMANENT PLACEMENT, temporary, TEMP-TO-HIRE, contract or other type).

"JOB-SEEKER"

An individual who seeks out or is sought out by FRANCHISEE, SNELLING or other franchisees, with respect to self-employment or employment by a CLIENT, SNELLING or a franchisee.

"LAW"

The collective body of federal, state and local constitutions, statutes, regulations, ordinances, codes, rules, official opinions, rulings, guidelines, orders, case precedents, and other expressions or prescriptions of civil authorities regulating conduct, property, and rights within or affecting their jurisdictions.

"LEASED EMPLOYEE"

See "EMPLOYEE."

"LIQUIDATION FEE"

A fee charged to a CLIENT or other personnel services business for the continued use of a former EMPLOYEE by a CLIENT through another personnel services business.

"LISTINGS"

All telephone and facsimile numbers and related Yellow Pages(R) listings/advertisements or other business listings or directories, and all DOMAIN NAMES used in connection with the PS or the PROPRIETARY MARKS.

"LOCATION"

The premises from which FRANCHISEE shall operate the PS. The specific street address of the LOCATION shall be set forth in Attachment 2.

"MANAGER"

An individual approved by SNELLING to manage full time all or a portion of the PS and who has satisfied and continues to meet SNELLING'S training requirements.

"MATERIALS"

All materials, as modified by SNELLING from time-to-time, including manuals, written directives and policy statements, COPYRIGHTED WORKS, forms, audio or video tapes, Internet web pages whether owned or licensed by SNELLING that are to be used by FRANCHISEE in the PS.

"NATIONAL ACCOUNT"

A CLIENT designated by SNELLING as a "NATIONAL ACCOUNT" and with whom SNELLING has entered into an agreement for the performance of personnel related services by some or all of the NETWORK.

"NATIONAL ACCOUNT BILLINGS"

See BILLINGS.

"NATIONAL ACCOUNT SERVICE FEE"

SNELLING'S charges to the DISTRIBUTION ACCOUNT with respect to NATIONAL ACCOUNT BILLINGS calculated in accordance with Section 10(e)(iii) (National Account Service Fee).

"NETWORK"

All of the personnel services businesses licensed or owned by SNELLING.

"OVERRIDE"

The fee due SNELLING on all TEMPORARY HELP BILLINGS and RECEIPTS from PLACEMENT BILLINGS as set forth in Section 10(c) (Override).

"OWNER"

Each individual or entity that, directly or indirectly, has an OWNERSHIP INTEREST in FRANCHISEE. A "PRINCIPAL OWNER" is each OWNER who, collectively or individually, directly or indirectly, has a 10% or more OWNERSHIP INTEREST in FRANCHISEE or who has been designated by SNELLING as a PRINCIPAL OWNER hereunder, each of whom must execute this AGREEMENT and the Guaranty in the form of Attachment 3.

"OWNERSHIP INTEREST"

The ultimate percentage ownership interest that an OWNER holds in FRANCHISEE. (Example: an OWNER who owns a 25% interest in a corporation that owns a 50% interest in FRANCHISEE would hold a 12.5% OWNERSHIP INTEREST in FRANCHISEE.)

"OWNERSHIP TRANSFER"

Any transfer, sale, assignment, pledge or other encumbrance of all or a part of the assets of the PS by FRANCHISEE or any transfer, sale, assignment, pledge or other encumbrance of an OWNERSHIP INTEREST by an OWNER that effects a change in CONTROL or results in a change in a PRINCIPAL OWNER.

"PAYROLL"

The EMPLOYEES' gross wages, including bonuses, commissions and other forms of compensation.

"PAYROLL COSTS"

SNELLING'S charges to the DISTRIBUTION ACCOUNT for the federal withholding, FICA, state withholding, state unemployment, local taxes of any type or kind, and unemployment consulting fees. SNELLING may allocate and charge FRANCHISEE for the unemployment claims experience of the EMPLOYEES submitted by FRANCHISEE for processing in particular as well as the SYSTEM in general.

"PERMANENT PLACEMENT"

The placement of a JOB-SEEKER in a position with a CLIENT where such JOB-SEEKER will be an employee of such CLIENT.

"PLACEMENT BILLINGS"

See BILLINGS.

 "PRINCIPAL OWNER"

See "OWNER."

"PROMOTION FUND"

The fund established by SNELLING to promote the NETWORK.

"PROPRIETARY MARKS"

The service marks "SNELLING(R)," "SNELLING and SNELLING(R)," "SNELLING SEARCH," and "SNELLING TEMPORARIES(R);" the descriptive phrase "Licensed by SNELLING and SNELLING, Inc.;" and such other trade names, trademarks, and service marks as have been or may be designated or substituted by SNELLING for use in connection with the PS.

"PS"

The independently operated personnel services business licensed by this AGREEMENT to operate a business of helping others to obtain employment or self-employment; help to employers or others to obtain employees, franchisees or business associates; the writing of resumes; outplacement; outsourcing; business opportunity referrals; personnel consultation; employment-related testing, counseling or training; temporary and TEMP-TO-HIRE employment; employee leasing; and all other similar or related products or services, whether or not considered by LAW to be employment service or employment agency activity. An EXPANSION PS is a PS that is a new franchisee, under a separate then-current form of SNELLING franchise agreement, opened and controlled by a PRINCIPAL OWNER of an existing SNELLING licensed personnel services business. A "SPECIALTY PS" is a PS that offers primarily PERMANENT PLACEMENT and TEMP-TO-HIRE services in specific industries or market segments. With SNELLING's written approval, a SPECIALTY PS may provide other personnel services. A "STANDARD PS" is a PS that offers full-service personnel services including PERMANENT PLACEMENT, temporary assignment and TEMP-TO-HIRE services, consulting, counseling and other similar personnel services. A "SUBLEASED PS" is a PS that is operated from a LOCATION that is subleased from SNELLING.

"RECEIPTS"

All money and other valuable consideration, including barter, received during or after the term of this AGREEMENT by SNELLING or FRANCHISEE, STAFF EMPLOYEES, collection agents, or other assignees, as revenue generated by the operation of the PS. Consideration other than money shall be given its fair market value as reasonably determined by SNELLING.

"REIMBURSEMENTS"

Amounts collected from CLIENTS for BILLINGS that were previously treated as CHARGEBACKS.

"SERVICE FEES"

BASE SERVICE FEE and NATIONAL ACCOUNT SERVICE FEE.

"SERVICE FILE"

A JOB-ORDER, resume, application, work paper or other record containing information about a JOB-SEEKER, applicant, employer, EMPLOYEE, STAFF EMPLOYEE, CLIENT or position.

"SNELLING PROPERTY"

Collectively, the SYSTEM, the PROPRIETARY MARKS, the DOMAIN NAMES, the COPYRIGHTED WORKS, the MATERIALS, the CONFIDENTIAL INFORMATION, SERVICE FILES, the proprietary software of SNELLING and the goodwill associated with and symbolized by them, and all improvements, enhancements, additions and modifications to any of them.

"SPECIALTY PS"

See PS.

"STAFF EMPLOYEE"

Any individual who is employed by the PS and helps operate the PS.

"STANDARD PS"

See PS.

"SUBLEASED PS"

See PS.

"SYSTEM"

The methods, tools, MATERIALS and knowledge owned, licensed or used by SNELLING and licensed and/or provided to FRANCHISEE for the establishment, development, and operation of personnel services businesses, with distinguishing characteristics that include: the PROPRIETARY MARKS, the DOMAIN NAMES and COPYRIGHTED WORKS; management and personnel training; operational procedures and techniques; advertising and promotional programs and materials; and record keeping and reporting. Any of these may be changed, improved, developed or discontinued by SNELLING from time to time.

"TEMP-TO-HIRE"

The placement of a FIELD EMPLOYEE on an assignment with a CLIENT that is intended to lead to employment by such CLIENT.

"TEMPORARY HELP BILLINGS"

See BILLINGS.

5.       THE LICENSE RELATIONSHIP

5(a)     GRANT

SNELLING grants to FRANCHISEE, subject to the terms and conditions of this AGREEMENT and in reliance on the representations, warranties, covenants, agreements and acknowledgments of FRANCHISEE and each PRINCIPAL OWNER hereunder, a nonexclusive license to use the SNELLING PROPERTY solely in connection with the operation of the type of PS specified in Section 1 from the LOCATION(S) approved by SNELLING and set forth in Attachment 2, and FRANCHISEE accepts the rights and obligations hereunder. FRANCHISEE and the PRINCIPAL OWNERS acknowledge and agree that the personnel service business by its nature is highly competitive and that the market for such services is fragmented with most personnel service providers, including successful providers, having a minimal market share in any given market. Therefore, this grant is nonexclusive, and FRANCHISEE, SNELLING, and other SNELLING franchisees may at any time advertise, solicit, service and/or employ any CLIENTS, JOB-SEEKERS, EMPLOYEES, or personnel, wherever located worldwide, including the area in which the PS is located. Further, SNELLING shall have the right to establish, or authorize other persons to establish, other personnel service businesses under the PROPRIETARY MARKS, or under any other marks, anywhere in the world, regardless of proximity to the PS or any other personnel service business, whether franchised or operated by SNELLING.

5(b)     TERM

This AGREEMENT shall remain in effect until it is terminated (i) by FRANCHISEE in accordance with Section 13(a) (Termination by FRANCHISEE), (ii) by SNELLING, upon a default by FRANCHISEE, in accordance with Section 13(b) (Termination by SNELLING for Failure to Cure Breach) or Section 13(c) (Termination by SNELLING Without Opportunity to Cure Breach) or (iii) upon a change in CONTROL in accordance with Section 12(c) (Conditions for Ownership Transfer) or Section 12(e) (Loss of Control).

5(c)     USE OF SNELLING PROPERTY

FRANCHISEE is licensed to use the SNELLING PROPERTY and shall adopt and use the SNELLING PROPERTY solely in accordance with this AGREEMENT and in the manner prescribed by SNELLING in the MATERIALS or by SNELLING'S written notice.

5(d)     OWNERSHIP BY SNELLING OF THE SNELLING PROPERTY

FRANCHISEE acknowledges and agrees that:

5(d)(1) SNELLING is the OWNER of all right, title and interest in and to the SNELLING PROPERTY. Neither FRANCHISEE nor any OWNER shall contest the validity of SNELLING'S rights in the SNELLING PROPERTY or take any other action that would prejudice or interfere with the validity of SNELLING'S rights with respect to the SNELLING PROPERTY. Nothing in this AGREEMENT shall give FRANCHISEE any right, title, or interest in or to any of the SNELLING PROPERTY, except the right to use the SNELLING PROPERTY in accordance with the terms and conditions of this AGREEMENT.

5(d)(2) Any unauthorized use of the SNELLING PROPERTY shall constitute an infringement of SNELLING'S rights in the SNELLING PROPERTY and a material event of default hereunder. FRANCHISEE shall execute and provide SNELLING with all documents and assistance SNELLING reasonably requests to fully vest and protect SNELLING'S right, title and interest in and to the SNELLING PROPERTY.

5(d)(3) SNELLING reserves the right to substitute different PROPRIETARY MARKS and DOMAIN NAMES for use in identifying the SYSTEM and the PS, if the current PROPRIETARY MARKS or DOMAIN NAMES no longer can be used, or if SNELLING, in its sole discretion, determines that substitution of different PROPRIETARY MARKS or DOMAIN NAMES will be beneficial to the SYSTEM. In such event, SNELLING may require FRANCHISEE, at FRANCHISEE's expense, to discontinue or modify FRANCHISEE'S use of any of the PROPRIETARY MARKS or DOMAIN NAMES or to use one or more additional or substitute PROPRIETARY MARKS or DOMAIN NAMES.

5(d)(4) Any improvements, enhancements, advertising or public relations programs, marks or DOMAIN NAMES, inventions, or modifications of the SNELLING PROPERTY developed or adopted by FRANCHISEE during the term of this AGREEMENT, even if not authorized by SNELLING, which relate in any way to the operation of the PS, shall be the exclusive property of SNELLING. FRANCHISEE hereby expressly disclaims any right, title or interest therein. FRANCHISEE shall immediately disclose any such improvement, enhancement, program, invention or modification to SNELLING. Should SNELLING, at its sole discretion and expense, elect to file for patent, copyright, domain name registration or similar protection relating to any such improvement, enhancement, program, invention or modification, FRANCHISEE shall execute such documents and provide SNELLING with such information as SNELLING may reasonably request in order to perfect such filing.

5(e)     MODIFICATION OF PROPRIETARY MARKS

FRANCHISEE shall identify itself as a FRANCHISEE of SNELLING only as prescribed or approved by SNELLING, shall use the PROPRIETARY MARKS without any prefix, suffix, or additional words, symbols, or punctuation, and shall use no different or additional name or mark. If the LAW requires different or additional identification, FRANCHISEE shall use the PROPRIETARY Marks only with modifications that SNELLING designates by written notice. FRANCHISEE shall use no corporate, partnership, fictitious, trade, domain or other name without SNELLING'S written approval.

5(f)     INDEPENDENT CONTRACTOR

The parties to this AGREEMENT understand and agree that this AGREEMENT does not create a fiduciary relationship between them, that FRANCHISEE is an independent contractor, and that nothing in this AGREEMENT is intended to make either party an agent, legal representative, subsidiary, joint venture, partner, employee, joint employer or servant of the other for any purpose whatsoever. During the term of this AGREEMENT, FRANCHISEE shall hold itself out to the public as an independent contractor operating according to a franchise from SNELLING. FRANCHISEE shall take the action necessary to do so, including exhibiting a notice that it is operating independently in a conspicuous place at the PS office, the content and form of which SNELLING reserves the right to specify in the MATERIALS. It is understood and agreed that nothing in this AGREEMENT authorizes FRANCHISEE or any PRINCIPAL OWNER to make any contract, agreement, warranty or representation on SNELLING'S behalf or to incur any debt or obligation in SNELLING'S name. SNELLING shall assume no liability for, or be deemed liable under this AGREEMENT, as a result of any such action. Further, it is understood and agreed that SNELLING shall not be liable for any act or omission by FRANCHISEE or any PRINCIPAL OWNER in conducting the PS or for any claim or judgment arising therefrom.

5(g)     NOTICE OF LEGAL ACTION AND INDEMNIFICATION

FRANCHISEE shall immediately notify SNELLING of any infringement of or challenge to FRANCHISEE's use of any PROPRIETARY MARK, of any claim by any person of any rights in any PROPRIETARY MARK, or any legal, administrative, regulatory, or governmental action or proceeding, including any alternative dispute resolution proceedings, in which FRANCHISEE, SNELLING, the PS, the EMPLOYEES or STAFF EMPLOYEES are named, or that is related to the SNELLING PROPERTY. FRANCHISEE shall have no authority to accept service of process on behalf of SNELLING. FRANCHISEE and each PRINCIPAL OWNER shall at all times indemnify and hold SNELLING and its officers, directors, shareholders, partners, employees and agents harmless from all claims, suits, demands, or other causes of action which may arise against SNELLING by reason of the operation of the PS, the sale of any services from the PS, FRANCHISEE'S breach of this AGREEMENT or any covenant, warranty or representation hereunder, criminal wrongs, or civil wrongs connected with the operation of the PS, or the use of SNELLING'S name, or the SNELLING PROPERTY or the acts or omissions of FRANCHISEE's agents, employees or representatives without regard to the causes thereof or the negligence of SNELLING or any other party or parties arising in connection therewith whether such negligence be sole, joint or concurrent, active or passive. This obligation to indemnify and hold harmless includes all attorneys' fees, court costs, witness fees, expenses, alternative dispute resolution costs, collection costs, actual damages, compensatory or exemplary damages, damages to SNELLING's reputation and goodwill, and such other amounts incurred in connection with such matters. SNELLING shall have the right to retain separate legal counsel of its choice to represent its interests in such matters, and the cost of such legal counsel shall be paid by FRANCHISEE. At the expense and risk of FRANCHISEE and each of the PRINCIPAL OWNERS, SNELLING may elect to assume (but under no circumstance is obligated to undertake) the defense and/or settlement of any such action, suit, proceeding, claim, demand, inquiry or investigation. Such an undertaking by SNELLING shall, in no manner or form, diminish the obligation of FRANCHISEE and each of the PRINCIPAL OWNERS to indemnify the indemnified parties and to hold them harmless.

5(h)     EMPLOYEES AND CLIENTS

FRANCHISEE acknowledges and agrees that the EMPLOYEES shall be solely the employees of SNELLING and not of FRANCHISEE and that all CLIENTS who receive services through the PS shall be solely the clients of SNELLING and not of FRANCHISEE. All FIELD EMPLOYEE and LEASED EMPLOYEE services provided through the PS shall be provided by individuals who are employees of SNELLING and not of FRANCHISEE. SNELLING reserves the right, in its sole discretion, to refuse to (i) employ any individual referred by FRANCHISEE who does not meet the qualifications and standards specified by SNELLING in the MATERIALS, (ii) allow FRANCHISEE to dispatch an EMPLOYEE to any job assignment or order due to any adverse economic or safety reasons or for any CLIENT who has failed to make payments for services to SNELLING on a timely basis, (iii) provide LEASED EMPLOYEES to a CLIENT who has not advanced to SNELLING the PAYROLL and related costs for such LEASED EMPLOYEES and (iv) enter into an agreement for LEASED EMPLOYEES if the anticipated gross margin with respect thereto would not, in SNELLING'S sole determination, fairly compensate SNELLING for providing processing and accounting services with respect thereto.

6.       START-UP AND TRAINING

6(a)     OPENING

Within ninety (90) days after the date this AGREEMENT is executed by SNELLING, FRANCHISEE shall open and begin to operate the PS, unless SNELLING otherwise agrees in writing.

6(b)     LOCATION AND LEASE

Prior to acquiring a site for the LOCATION, FRANCHISEE shall find a site that satisfies SNELLING'S site selection requirements for a personnel services business and shall submit information regarding such site to SNELLING for its approval. SNELLING shall have thirty (30) days to approve or disapprove a site. No site may be used without SNELLING'S written approval. The street address of the site approved by SNELLING for the LOCATION shall be set forth in Attachment
2. If FRANCHISEE will occupy the premises by lease, FRANCHISEE shall submit a copy of the lease to SNELLING for its review and approval prior to execution of the lease and shall furnish to SNELLING a copy of the executed lease within ten
(10) days after execution. No lease for the LOCATION may be used without SNELLING'S written approval.

6(c)     LISTINGS

Upon the execution of this AGREEMENT and at each time as a new LISTING is obtained, FRANCHISEE shall assign to SNELLING the LISTINGS. FRANCHISEE shall execute an assignment in the form prescribed by SNELLING to evidence such assignments. Additionally, in order to further secure its obligations hereunder, FRANCHISEE hereby grants to SNELLING a security interest in the LISTINGS and shall execute such uniform commercial code financing statements as SNELLING may request in order to perfect or continue perfection of such security interest.

6(d)     MANAGER TRAINING AND OPENING AND POST-OPENING TRAINING

SNELLING shall train at least one (1) PRINCIPAL OWNER approved by SNELLING and the prospective MANAGER on the fundamentals of all aspects of operating the PS at a place and time designated by SNELLING. The prospective initial MANAGER shall complete such training to SNELLING'S satisfaction prior to opening the PS and any successor MANAGER shall complete such training to SNELLING's satisfaction before FRANCHISEE may permit any such MANAGER to manage the PS. Depending upon the type of PS and the PRINCIPAL OWNER'S and prospective MANAGER'S prior experience, at least one (1) PRINCIPAL OWNER and the prospective MANAGER may also be required to complete to SNELLING'S satisfaction on the job training or opening and post-opening training provided by SNELLING'S support personnel.

6(e)     REMEDIAL TRAINING AND ASSISTANCE

SNELLING may, at its option, provide additional training and assistance to the PRINCIPAL OWNERS and the MANAGER. At least one (1) PRINCIPAL OWNER, the MANAGER and such other STAFF EMPLOYEES designated by SNELLING shall attend such additional training and seminars as SNELLING may require from time to time. SNELLING reserves the right to charge a reasonable fee for any such additional training programs and seminars, and FRANCHISEE shall be responsible for all payroll, travel, lodging meals, etc. of such STAFF EMPLOYEES.

6(f)     TRAINING BY FRANCHISEE

FRANCHISEE shall immediately and continually train the EMPLOYEES and the STAFF EMPLOYEES according to the SYSTEM. SNELLING shall have no responsibility to train the EMPLOYEES or STAFF EMPLOYEES.

6(g)     MATERIALS

SNELLING shall license for the sole use of FRANCHISEE one complete set of the MATERIALS. All MATERIALS that exist now or that may be developed or licensed by SNELLING shall remain the exclusive property of SNELLING. The MATERIALS shall not be used by FRANCHISEE except in accordance with, and during the term of, this AGREEMENT. Upon termination of this AGREEMENT, FRANCHISEE shall immediately return to SNELLING all MATERIALS in FRANCHISEE'S possession.

7.       CONFIDENTIAL INFORMATION.

7(a)     TRADE SECRET

FRANCHISEE and each PRINCIPAL OWNER acknowledges, stipulates and agrees that the CONFIDENTIAL INFORMATION, whether currently in existence or hereafter acquired, constitutes a trade secret of SNELLING, is not a matter of common knowledge in the trade, and gives FRANCHISEE, the PS and SNELLING an advantage over other personnel service businesses, and any unauthorized use of the CONFIDENTIAL INFORMATION by FRANCHISEE or any OWNER shall constitute unfair business practices and a breach of confidence and a default under this AGREEMENT. FRANCHISEE further acknowledges that in order to grant this franchise SNELLING is relying upon the acknowledgment of FRANCHISEE and each PRINCIPAL OWNER that CONFIDENTIAL INFORMATION constitutes a trade secret of SNELLING and their promise to refrain from any unauthorized use of the CONFIDENTIAL INFORMATION.

7(b)     CONFIDENTIAL INFORMATION

The following information constitutes CONFIDENTIAL INFORMATION for purposes of this AGREEMENT:

7(b)(i)  the MATERIALS;

7(b)(ii) the identity of and any information regarding any past, current or prospective JOB-SEEKER or FIELD EMPLOYEE, including such person's identity, addresses, e-mail addresses, phone numbers (home, business and emergency), curriculum vitae, resume, application, job references, various test results, employment forms, current salary and benefits, salary expectations, employment offers and terms thereof, responses to job offers, willingness to move/relocate or commute, career goals, job performance and evaluations, reasons for leaving last place of employment, job placements, work assignments, disciplinary issues, medical information, drivers license, social security number, personal financial data or needs and any other personnel information in which such person has a reasonable expectation of privacy and/or which was disclosed to FRANCHISEE, the PS and/or SNELLING in confidence;

7(b)(iii) the identity of and any information regarding any CLIENT, including personal information (e.g. birthdays, anniversaries, spouse, hobbies, memberships, likes and dislikes, personality, etc.), contact person(s), CLIENT lists, personnel needs, fringe benefits, hiring practices, time lines and budgets, policies, goals and plans, usage of EMPLOYEES, customer or CLIENT pricing for various services and types of EMPLOYEES, existing or prospective JOB-ORDERs and CLIENT agreements and dealings with FRANCHISEE, the PS and/or SNELLING, including PLACEMENT BILLINGS, PAYROLL, CHARGEBACKS, REIMBURSEMENTS, fees, expiration dates, profit margins and credit history;

7(b)(iv) any information regarding FRANCHISEE'S business operations and practices under the SYSTEM, including pricing and cost codes, marketing techniques, strategic business plans and market research studies, promotional ideas, operating reports, placement registers, and accounts receivable;

7(b)(v) the SYSTEM, SERVICE FILEs and any CLIENT and/or JOB-SEEKER lists, including those prepared pursuant to Sections 13(d)(11) and (12) (FRANCHISEE's Termination Duties);

7(b)(vi) any information regarding current or past EMPLOYEES or STAFF EMPLOYEES, including the employee's personnel file, I-9's, W-4's, employment agreements, employment history, assigned or generated CLIENTS, CLIENT relationships and contacts, job placement history, commission structure, compensation and benefits, performance evaluations, disciplinary history and other proprietary personnel information or records;

7(b)(vii) any information, including a formula, pattern, compilations, program, device, methods, technique, or process, that: (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; and

7(b)(viii) any other information known by FRANCHISEE or used in the PS that could give FRANCHISEE an advantage over competitors, that is not disclosed to the public by SNELLING or that is not generally known to the public.

7(c)     NON-DISCLOSURE OF CONFIDENTIAL INFORMATION.

FRANCHISEE and each PRINCIPAL OWNER acknowledges that the Confidential Information constitutes valuable trade secrets that SNELLING developed at considerable cost, in which SNELLING owns the exclusive proprietary interest, and of which FRANCHISEE and each PRINCIPAL OWNER further acknowledges that the CONFIDENTIAL INFORMATION is received in strict confidence only by participants in the SYSTEM and solely for their use and benefit in operating personnel services businesses under the SYSTEM. FRANCHISEE and each OWNER having access to the CONFIDENTIAL INFORMATION shall treat such information as confidential and as trade secrets of SNELLING, shall not disclose their contents to unauthorized persons or allow CONFIDENTIAL INFORMATION to leave the LOCATION, and shall return all originals and copies thereof to SNELLING upon the termination of this AGREEMENT. Neither FRANCHISEE nor any OWNER shall copy or use the CONFIDENTIAL INFORMATION for any purpose other than as permitted by this AGREEMENT and shall never disclose, use or misappropriate the CONFIDENTIAL INFORMATION. FRANCHISEE acknowledges that any information provided by CLIENTS, JOB-SEEKERS, and EMPLOYEES to FRANCHISEE is confidential because of FRANCHISEE'S relationship with SNELLING, and any use of such information other than for the operation of the PS is a breach of confidentiality.

7(d)     PROTECTION OF CONFIDENTIAL INFORMATION.

During the term of this AGREEMENT, FRANCHISEE shall institute thorough and effective measures to protect and preserve the secrecy of the CONFIDENTIAL INFORMATION and to protect the CONFIDENTIAL INFORMATION from any unauthorized use, disclosure or conversion by any person including the following precautions:

7(d)(1) FRANCHISEE shall require and obtain execution of confidentiality and non-disclosure agreements and covenants against unfair trade practices from its MANAGER, and all other STAFF EMPLOYEES or agents who have received or will have access to CONFIDENTIAL INFORMATION. Such agreements shall be in the form prescribed by SNELLING and shall be executed as a condition of and before commencement of employment. All officers, directors and OWNERS of FRANCHISEE not required by SNELLING to execute this AGREEMENT who have received or have access to CONFIDENTIAL INFORMATION also must execute such confidentiality and non-disclosure agreements. FRANCHISEE shall forward a copy of the confidentiality and non-disclosure agreements to SNELLING. FRANCHISEE shall not reveal any CONFIDENTIAL INFORMATION to any MANAGER, OWNER, officer, director or STAFF EMPLOYEE in the absence of a written obligation from such person not to misuse or disclose the CONFIDENTIAL INFORMATION. FRANCHISEE shall consistently and uniformly enforce its confidentiality and non-disclosure agreements with such persons.

7(d)(2) FRANCHISEE shall permit access to the CONFIDENTIAL INFORMATION only to those who have a need to know the information, maintain the CONFIDENTIAL INFORMATION in a secure location and advise employees on a regular basis that the CONFIDENTIAL INFORMATION is confidential. CONFIDENTIAL INFORMATION stored on a computer hard drive or disk shall be protected from unauthorized access or use by a secret password. CLIENT lists and SERVICE FILES shall be marked as "Confidential," "Proprietary Information" or some similar designation and be maintained in locked file cabinets or in a similar secured location.

8.       OPERATION OF THE PS

8(a)     COMPLIANCE WITH LAW AND SYSTEM

FRANCHISEE shall strictly follow the SYSTEM and comply with all applicable LAW. SNELLING will not, and properly could not, render legal, accounting, or tax advice to FRANCHISEE. FRANCHISEE shall retain independent counsel as needed in those areas.

8(b)     TREATMENT OF PERSONNEL

FRANCHISEE and each PRINCIPAL OWNER shall take all steps necessary to ensure that all applicants, JOB-SEEKERs, EMPLOYEES and STAFF EMPLOYEES are treated fairly and equally as required under the MATERIALS or under applicable LAW prohibiting discrimination and harassment with respect to race, creed, color, religion, sex, national origin, age, handicap, status as a veteran, or any other basis in the hiring, compensation, supervision, safety, training, discharge, dispatching, or referral for placement of such persons in connection with the operation of the PS.

8(c)     REQUIRED INSURANCE

At its expense, FRANCHISEE shall procure upon execution of this AGREEMENT and shall maintain crime/fidelity bond, commercial general liability, workers' compensation, errors and omission and employment practices liability insurance and any other insurance SNELLING may deem necessary protecting FRANCHISEE and SNELLING and their respective affiliates, successors and assigns and each such entity's officers, directors, partners, agents, representatives, independent contractors and employees against any demand or claim with respect to personal injury, death or property damage, or any loss, liability or expense arising or occurring in connection with PS, unless such insurance is supplied by and charged for by SNELLING, that conforms to the minimum amounts of coverage, and special provisions required by the MATERIALS, as modified from time to time.

8(c)(1) The deductible on any required insurance coverage may not exceed Five Hundred Dollars ($500) without SNELLING'S prior written approval. The coverage shall be underwritten by insurance companies holding a Best's Rating of not less than B+: Class VI, and shall be in forms acceptable to SNELLING.

8(c)(2) Such insurance shall name SNELLING and its officers, directors, employees, representatives, independent contractors and agents as an additional insured.

8(c)(3) FRANCHISEE shall provide SNELLING thirty (30) days prior to opening of the PS, and thirty (30) days prior to the expiration of such policies, certificates of insurance and other documents required by the MATERIALS evidencing the existence and continuation of proper coverage. All insurance policies shall expressly provide for no less than thirty (30) days written notice to SNELLING in the event of a material alteration to or cancellation of such policy.

8(c)(4) Should FRANCHISEE elect to enter into an arrangement to lease their STAFF EMPLOYEES, the preceding insurance requirements must be maintained by the leasing company without regard to any reinsurance commitments. In addition, the leasing company must be properly licensed to do business and have satisfactory financial resources as determined in SNELLING'S sole discretion.

8(c)(5) Such policies shall also include a waiver of subrogation in favor of SNELLING and its directors, officers, employees, representatives, independent contractors and agents. All public liability and property damage policies shall contain a provision that SNELLING and its directors, officers, employees, representatives, independent contractors and agents, although named as insured, shall nevertheless be entitled to recover under such policies on any loss occasioned to SNELLING or its servants, agents or employees by reason of the negligence of FRANCHISEE or its servants, agents or employees.


8(c)(6) Should FRANCHISEE, for any reason, fail to procure or maintain the insurance required by this AGREEMENT, as such requirements may be revised from time to time by SNELLING in writing, SNELLING shall have the right and authority (without, however, any obligation to do so) immediately to procure such insurance and to charge same to FRANCHISEE, which charges, together with a reasonable fee for SNELLING's expenses in so acting, shall be payable by FRANCHISEE immediately upon notice. These remedies shall be in addition to any other remedies SNELLING may have at law or in equity. FRANCHISEE's obligation to obtain and maintain the foregoing policy or policies in the amounts specified shall not be limited in any way by reason of any insurance which may be maintained by SNELLING, nor shall FRANCHISEE's performance of that obligation relieve it of liability under the indemnity provisions set forth in
Section 5(g) (Notice of Legal Action and Indemnification).

8(d)     INSURANCE PROGRAMS

SNELLING may, but is not required to, establish programs for the NETWORK for any of the insurance coverages required for the PS. FRANCHISEE shall enroll and maintain its participation in any such programs, if requested to do so by SNELLING.

8(e)     OUTSIDE CONSULTANTS

In order to protect the Confidential Information, FRANCHISEE shall not retain any consultants or advisers in connection with the operation or marketing of the PS, other than FRANCHISEE'S legal, accounting, or tax counsel, and advertising or public relations agency, without SNELLING'S written approval.

8(f)     FULL TIME MANAGEMENT

FRANCHISEE shall at all times have the PS managed by a MANAGER who devotes full time, energy, and best efforts to the management, promotion, and growth of the PS and maintains a presence at the LOCATION.

8(g)     SUBMISSION OF REPORTS

FRANCHISEE shall submit to SNELLING the following reports in the manner, form, time frame and content prescribed by SNELLING in the MATERIALS:

8(g)(1) marketing and financial report(s) for all of the operating activity of the PS.

8(g)(2) an OVERRIDE report for RECEIPTS from PLACEMENT BILLINGS. This OVERRIDE report shall be required only until SNELLING informs FRANCHISEE that SNELLING shall process the BILLINGS and collection of RECEIPTS from PLACEMENT BILLINGS for FRANCHISEE.

8(h)     NO OTHER BUSINESS CONDUCTED AT LOCATION

FRANCHISEE shall ensure that no business other than the PS is conducted at the LOCATION or is allowed to give the impression of a physical or operational connection with the PS except that FRANCHISEE may permit, with SNELLING'S approval, the activities of another FRANCHISEE to be conducted from the LOCATION.

8(i)     COMPLIANCE WITH MATERIALS
FRANCHISEE shall comply with the standards and requirements stated in the MATERIALS, as modified by SNELLING from time to time, particularly those parts of the MATERIALS that deal with:

8(i)(1)  Utilization of new technology in the operation of the PS.

8(i)(2) Obtaining office decor, furniture, fixtures, electronic, mechanical and communications equipment (including computer hardware, peripherals and software, web pages, network connectivity, telephones, video conferencing equipment, telecopiers, photocopiers, scanners, and modems), business forms, and advertising materials (including Yellow Pages(R) and other business directory ads) from SNELLING, sources SNELLING designates, or in accordance with standards SNELLING specifies from time to time.

8(i)(3) Use of motivation and recognition programs, annual planning sessions, and formal marketing plans.

8(i)(4) Use of STAFF EMPLOYEE training and improvement programs and written employment contracts, and hiring the levels and type of STAFF EMPLOYEES necessary to properly penetrate the market and grow market share.

8(i)(5)  Handling of Job-seekers and the hiring and dispatching of EMPLOYEES.

8(i)(6)  Performance of personnel related services for NATIONAL ACCOUNTS.

8(i)(7) Compliance with national programs, such as client satisfaction guarantees, special hours incentive pay, holiday pay, vacation pay, referral payments, and cooperative placement systems.

8(j)     MODERNIZATION.

FRANCHISEE shall, upon the request of SNELLING, make other improvements to modernize the PS premises, equipment, communications equipment, business forms and advertising materials, office decor, fixtures, furnishings, supplies and other products and materials required for the operation of the PS, to SNELLING'S then-current standards and specifications.

8(k) SNELLING may, but has no obligation to, develop NATIONAL ACCOUNTS with whom SNELLING has entered into an agreement for the performance of personnel related services within the area in which FRANCHISEE's PS is located. SNELLING may offer the opportunity to perform those NATIONAL ACCOUNT services to FRANCHISEE, SNELLING may perform those services or authorize any other party to do so. If FRANCHISEE accepts the opportunity to perform the NATIONAL ACCOUNT services, FRANCHISEE shall perform those services in accordance with the terms of the NATIONAL ACCOUNT AGREEMENT.

9.       DISTRIBUTION ACCOUNT AND PROCESSING

9(a)     DISTRIBUTION ACCOUNT

9(a)(i) FRANCHISEE'S distribution payments from the DISTRIBUTION ACCOUNT will be initially based on BILLINGS but will be ultimately based on the collection of such BILLINGS. FRANCHISEE will not be entitled to any distribution payments on BILLINGS processed after termination of this AGREEMENT. Even though SNELLING will handle the processing of BILLINGS and PAYROLL, FRANCHISEE understands and agrees that FRANCHISEE shall be financially responsible for each of the following charges, each of which will be deducted from the DISTRIBUTION
ACCOUNT: SERVICE FEES; PAYROLL; PAYROLL COSTS; INSURANCE COSTS; BENEFITS, sales taxes and any other taxes; EXPENSE REIMBURSEMENTS; CHARGEBACKS; OVERRIDES; PROMOTION FUND contributions; INTEREST; CLIENT REFUNDS; CO-OP SPLITS; ADJUSTMENTS; indemnification of SNELLING and any other amounts due SNELLING under this AGREEMENT.

9(a)(ii) SNELLING shall pay to FRANCHISEE the net positive amount in the DISTRIBUTION ACCOUNT in accordance with the manner and time frames prescribed in the MATERIALS. If the DISTRIBUTION ACCOUNT has a net negative balance, FRANCHISEE shall, when notified in writing by SNELLING, pay to SNELLING within five (5) days an amount necessary to bring the DISTRIBUTION ACCOUNT to at least a zero balance. Failure to do so shall be a default under this AGREEMENT.

9(a)(iii) SNELLING may, at any time, set off and make payment from the DISTRIBUTION ACCOUNT of any amounts owed by FRANCHISEE to SNELLING (including penalties, interest, reasonable attorney's fees and costs of collection) or any amounts owed to SNELLING by any entity related to or affiliated with FRANCHISEE.

9(b)     TRANSMISSION OF INFORMATION

FRANCHISEE shall transmit all information required by SNELLING for its operational and financial reports, analysis and to process the PAYROLL and BILLINGS in the form, manner and time frame as prescribed in the MATERIALS.

9(c)     PROCESSING BY SNELLING

Upon receiving the information from FRANCHISEE as required by the MATERIALS. SNELLING shall process the PAYROLL and BILLINGS (except that PLACEMENT BILLINGS shall be processed by FRANCHISEE until written notification by SNELLING), pay all EMPLOYEES for services rendered to CLIENTS, pay all PAYROLL COSTS, provide, when available, all required insurance on EMPLOYEES and pay all INSURANCE COSTS, pay all BENEFITS, receive payments from CLIENTS, calculate the distribution due FRANCHISEE, and perform other similar functions relating to such processing.

9(d)     CREDIT AND COLLECTION

FRANCHISEE agrees to SNELLING'S credit and collection policy provided below and to subsequent modifications of the procedures provided in the MATERIALS.

9(d)(1)  COLLECTION

FRANCHISEE shall ensure that CLIENTS submit payments directly and promptly to SNELLING (except that payments for PLACEMENT BILLINGS shall be submitted to FRANCHISEE until written notification by SNELLING). SNELLING, in its sole discretion, may also contact CLIENTS regarding the collection of BILLINGS due from CLIENTS. All collection costs incurred by SNELLING, internally or externally, shall be charged to FRANCHISEE as an ADJUSTMENT to the DISTRIBUTION ACCOUNT.

9(d)(2)  CLIENT PAYMENTS MADE DIRECTLY TO SNELLING

All RECEIPTS shall be remitted directly to SNELLING by CLIENTS. FRANCHISEE shall not do anything whatsoever that would interfere with the CLIENTS making payments directly to SNELLING. If RECEIPTS are received by FRANCHISEE, FRANCHISEE shall neither deposit nor cash such RECEIPTS, but shall immediately forward them to SNELLING. Failure to immediately remit to SNELLING any CLIENT payments that may come into FRANCHISEE'S possession, including any amounts previously treated as CHARGEBACKS, may result in a suspension of all further DISTRIBUTION ACCOUNT payments to FRANCHISEE until SNELLING receives such payments. In addition, INTEREST shall accrue from the date FRANCHISEE received such payments until they are received by SNELLING. Failure by FRANCHISEE to remit such payments to SNELLING constitutes a conversion of SNELLING'S funds for which this AGREEMENT and any other agreement with SNELLING may be immediately terminated and for which FRANCHISEE may be subject to civil remedies or criminal prosecution and sanctions by governmental authorities.

9(d)(3)  ENDORSEMENT AUTHORITY

FRANCHISEE hereby authorizes and grants to SNELLING the power to accept, endorse, and negotiate any CLIENT payments made inadvertently or improperly to FRANCHISEE, FRANCHISEE'S agents, affiliates, or other persons associated with the PS.

9(d)(4)  CLIENT CREDIT AND APPROVAL

FRANCHISEE shall conduct, at its expense, credit checks on all proposed CLIENTS. SNELLING shall reserve the right to conduct its own credit checks on proposed CLIENTS on FRANCHISEE'S behalf and make ADJUSTMENTS to the DISTRIBUTION ACCOUNT accordingly. Each CLIENT must be approved by SNELLING before FRANCHISEE provides services to such CLIENT.

9(d)(5)  CLIENT AGREEMENTS

FRANCHISEE shall not execute any written agreement with a CLIENT relating to the providing of EMPLOYEES without obtaining SNELLING'S prior written approval.

9(d)(6)  RELATED PARTIES

FRANCHISEE shall not transmit any information for processing pertaining to a CLIENT in which FRANCHISEE or any OWNER has a financial or equity interest of 5% or more, without the prior written approval of SNELLING.

9(e)     ACCURATE CLASSIFICATION OF EMPLOYEES FOR WORKERS' COMPENSATION
FRANCHISEE is responsible for the accurate classification of EMPLOYEES for workers' compensation reporting and charge purposes. Any misclassifications or claims and loss experience will result in an ADJUSTMENT. Any willful or negligent misclassifications may result in termination of this AGREEMENT without an opportunity to cure.

9(f)     SECURITY INTEREST

As security for the advancement of monies to FRANCHISEE and for the payment of fees and other amounts owed to SNELLING under this AGREEMENT, FRANCHISEE and the PRINCIPAL OWNERS hereby convey to SNELLING a security interest in all of their present and later acquired interests in contract rights, accounts receivable, fixed assets, general intangibles, and all of their cash or non-cash proceeds, as security for all of their present and future obligations to SNELLING. FRANCHISEE or a PRINCIPAL OWNER, as applicable, shall execute one or more financing statements, continuation statements, or other documents as SNELLING deems necessary.

10.      FEES AND FINANCIAL OBLIGATIONS

10(a)    FRANCHISE FEE

In consideration of the franchise granted in this AGREEMENT, expense incurred by SNELLING in entering into this AGREEMENT, and SNELLING'S lost or deferred opportunity to franchise others, FRANCHISEE shall pay to SNELLING a franchise fee of (i) $9,000 with respect to a STANDARD PS, payable as follows: $5,000 upon execution of this AGREEMENT and $4,000 prior to a PRINCIPAL OWNER attending the initial training program, (ii) $13,000 with respect to a SUBLEASED PS, payable as follows: $7,000 upon execution of this AGREEMENT and $6,000 prior to a PRINCIPAL OWNER attending the initial training program or
(iii) $5,000 with respect to a SPECIALTY PS, payable as follows: $3,000 upon execution of this AGREEMENT, and $2,000 prior to a PRINCIPAL OWNER attending the initial training program. There is no franchise fee with respect to an EXPANSION PS or a CONVERTED PS. Any portion of the franchise fee that has been paid shall be nonrefundable.

10(b)    TRAINING FEE AND EXPENSES

FRANCHISEE shall pay to SNELLING an initial training fee of (i) $12,000 prior to attending an initial training program with respect to a STANDARD PS or a SUBLEASED PS, (ii) $7,000 prior to attending an initial training program with respect to a SPECIALTY PS, and (iii) $12,000, payable by an additional one percent (1%) OVERRIDE until paid in full, with respect to an EXPANSION PS. There is no initial training fee with respect to a CONVERTED PS. In addition, FRANCHISEE shall pay to SNELLING the current charges required by SNELLING for any additional training. FRANCHISEE shall also pay for the meals, lodging and travel expenses of the PRINCIPAL OWNERS and any current or prospective MANAGERS and other staff employees in connection with any training, seminars, or conventions wherever held.

10(c)    OVERRIDE

In partial consideration of the rights granted to FRANCHISEE by SNELLING under this AGREEMENT, FRANCHISEE shall pay to SNELLING a 4 1/2% OVERRIDE on all TEMPORARY HELP BILLINGS (which OVERRIDE will ultimately be adjusted based upon the amount of TEMPORARY HELP BILLINGS actually collected) and a 7% OVERRIDE on all RECEIPTS from PLACEMENT BILLINGS. There is no OVERRIDE on NATIONAL ACCOUNT BILLINGS (See Section 10(e)(iii) (National Account Service Fee)). SNELLING will deduct the OVERRIDE from the DISTRIBUTION ACCOUNT. Until SNELLING has instituted the processing of RECEIPTS from PLACEMENT BILLINGS, FRANCHISEE shall pay to SNELLING the OVERRIDE amounts due on RECEIPTS from PLACEMENT BILLING with such payments to be received by SNELLING by the tenth day of the month following the month in which the monies were collected.

10(d)    PROMOTION FUND

SNELLING has established the PROMOTION FUND for the NETWORK which will be maintained and administered by SNELLING or its designee. FRANCHISEE shall contribute 1/2% of all TEMPORARY HELP BILLINGS (which contribution will ultimately be adjusted baseD upon the amount of TEMPORARY HELP BILLINGS actually collected) and 1% of all RECEIPTS from PLACEMENT BILLINGS to the PROMOTION FUND. There is no contribution due the PROMOTION FUND on NATIONAL ACCOUNT BILLINGS. SNELLING will deduct the contribution weekly from the DISTRIBUTION ACCOUNT. Until SNELLING has instituted the processing of RECEIPTS from PLACEMENT BILLINGS, FRANCHISEE shall pay the PROMOTION FUND contribution due on RECEIPTS from PLACEMENT BILLINGS in the manner described in Section 10(c) (Override).

The PROMOTION FUND shall be used exclusively to pay for promotion of the NETWORK and the SYSTEM and may be combined with similar funds maintained by SNELLING. Any sums paid by FRANCHISEE to the PROMOTION FUND may be used to defray SNELLING'S administrative costs and overhead as SNELLING may incur in activities reasonably related to the administration or direction of the PROMOTION FUND and advertising for franchisees and the SYSTEM. FRANCHISEE agrees that the PROMOTION FUND may be used to satisfy any and all costs of maintaining, administering, directing and preparing advertising (including, without limitation, the cost of preparing and conducting television, radio, magazine and newspaper advertising; campaigns; direct mail and outdoor billboard advertising; public relations activities; employing advertising agencies to assist therein; and costs and expenses of SNELLING'S personnel and other departmental costs related to the PROMOTION FUND). FRANCHISEE may request in writing a copy of the PROMOTION FUND's annual accounting. Personnel service businesses operated by SNELLING and using the PROPRIETARY MARKS shall contribute to the PROMOTION FUND on the same basis as franchisees. SNELLING will direct all advertising, public relations, promotional programs, and related activities, with sole discretion over the creative concepts, materials, and media used in them and over their placement and allocation. In administering the PROMOTION FUND, SNELLING and its designees assume no obligation to spend money for FRANCHISEE in proportion to FRANCHISEE'S contribution or to ensure that any particular franchisee benefits directly or proportionally from the PROMOTION FUND. The PROMOTION FUND and its earnings shall not otherwise inure to the benefit of SNELLING. The PROMOTION FUND is operated solely as a conduit for collecting and expending the advertising fees as outlined above. Money spent from the PROMOTION FUND shall be allocated on a first in first out basis. Money remaining in the PROMOTION FUND on December 31 shall be used first in the subsequent year.

10(e)    SERVICE FEES

10(e)(i)    BASE SERVICE FEE
In consideration of the performance of certain processing, accounting and funding services by SNELLING with respect to TEMPORARY HELP BILLINGS, and in addition to the OVERRIDE, FRANCHISEE shall pay to SNELLING a BASE SERVICE FEE calculated as a percentage of TEMPORARY HELP BILLINGS. The percentage shall be based upon the cumulative gross amount of TEMPORARY HELP BILLINGS to that point of the calendar year for the PS in accordance with the following schedule:

     ========================================================================
             TEMPORARY HELP BILLINGS               OUR BASE SERVICE FEE
     ========================================================================
                  First $500,000                           4.00%
     ------------------------------------------------------------------------
                  Next $500,000                            3.80%
     ------------------------------------------------------------------------
                  Next $500,000                            3.60%
     ------------------------------------------------------------------------
                  Next $500,000                            3.40%
     ------------------------------------------------------------------------
                  Next $500,000                            3.20%
     ------------------------------------------------------------------------
                  Next $500,000                            3.00%
     ========================================================================

 Any non-billed hours, excluding holiday pay, processed by SNELLING will be considered TEMPORARY HELP BILLINGS at the pay rate of the appropriate FIELD EMPLOYEE(s) for purposes of computing the BASE SERVICE FEE. In addition, EXPENSE REIMBURSEMENTS paid to FIELD EMPLOYEES and any other compensation not paid on an hourly basis will also be included as TEMPORARY HELP BILLINGS for purposes of computing the BASE SERVICE FEE. The TEMPORARY HELP BILLINGS ranges described above shall automatically adjust to the nearest $1,000 effective January 1 of each year to reflect the change in the United States Consumer Price Index for All Urban Consumers - All U.S. Cities (1982-84 = 100) published by the Department of Labor or such replacement index selected by SNELLING.

If the prime interest rate as published in the Wall Street Journal equals or exceeds 12% at the end of a week, the percentages described in the immediately preceding paragraph shall be increased by the applicable following additional percentage beginning the subsequent week:

       ========================================================================
                                                  ADDITIONAL BASE SERVICE FEE
                 PRIME INTEREST RATE
       ========================================================================
                                  Less than 12%               0%
       ------------------------------------------------------------------------
                 at least 12% but less than 14%              .25%
       ------------------------------------------------------------------------
                 at least 14% but less than 16%              .50%
       ------------------------------------------------------------------------
                 at least 16% but less than 18%              .75%
       ------------------------------------------------------------------------
                 at least 18% but less than 20%              1.00%
       ------------------------------------------------------------------------
                                    20% or more              1.25%
       ========================================================================

10(e)(ii)   NATIONAL ACCOUNT SERVICE FEE

In consideration of the performance of certain processing, accounting and funding services by SNELLING, and in lieu of a BASE SERVICE FEE, PROMOTION FUND contribution and OVERRIDE, FRANCHISEE shall pay to SNELLING a NATIONAL ACCOUNT SERVICE FEE calculated as thirty percent (30%) of the GROSS MARGIN - NATIONAL ACCOUNT BILLINGS of any NATIONAL ACCOUNT BILLINGS.

10(f)    OTHER FINANCIAL OBLIGATIONS; SET-OFF

FRANCHISEE shall pay promptly and as required under this AGREEMENT any money due SNELLING or its subsidiaries, affiliates, or designees (including money owed under a separate promissory note, contract, or other obligation) and shall have no right to withhold or set-off any amounts owed under this AGREEMENT because of any other claim.

10(g)    INTEREST

Past due amounts due SNELLING shall accrue INTEREST without waiver of any rights of SNELLING.

11.      RECORDKEEPING; REPORTING; AUDITS

11(a)    DOCUMENTS AND INFORMATION

FRANCHISEE shall, at its expense, provide to SNELLING all documents and information SNELLING deems necessary in order to implement and maintain this AGREEMENT within the time frames, on the forms, and in a manner, including electronic transmission, as prescribed by SNELLING. SNELLING shall have the right to electronically collect such information.

11(b)    RECORDKEEPING AND REPORTING

FRANCHISEE shall provide SNELLING immediate access to any information, regardless of who possesses it, that relates in any way to the PS, including access that allows SNELLING to electronically receive and/or collect such information. FRANCHISEE agrees to timely prepare, preserve, and report full, complete, and accurate books, records, and accounts of the PS in accordance with generally accepted accounting principles and the MATERIALS.

11(c)    FINANCIAL AUDITS

SNELLING, or its designated agent, has the right to examine or audit the PS to verify the accuracy of the information reported. FRANCHISEE shall fully cooperate with the individuals conducting such examinations or audits. Ordinarily, SNELLING will pay its own costs associated with the examination or audit. If, however, (i) FRANCHISEE delays by more than five (5) BUSINESS DAYs the time for the required examination or audit; (ii) FRANCHISEE fails to cooperate with SNELLING or its designated agent; (iii) FRANCHISEE'S financial records require a substantial effort by SNELLING or its designated agent to be placed in a condition readily conducive to audit; or (iv) the examination or audit reveals unreported RECEIPTS or other financial liabilities to SNELLING that total more than Two Thousand Five Hundred Dollars ($2,500), FRANCHISEE shall be obligated to pay immediately all costs and fees associated with the examination or audit.

11(d)    COMPLIANCE AUDITS

If FRANCHISEE fails to comply with the MATERIALS, or otherwise commits a breach of this AGREEMENT, SNELLING may perform an operational compliance audit of the PS. FRANCHISEE shall be obligated to pay immediately all costs associated with the audit. The performance of such an audit in no way waives or supersedes any of SNELLING'S rights under this AGREEMENT.

11(e)    USE OF INFORMATION

SNELLING may use all financial and operational information that it obtains concerning the PS as SNELLING deems appropriate or as required by LAW.

12.      OWNERSHIP STRUCTURE AND TRANSFER

12(a)    DISCLOSURE OF OWNERSHIP STRUCTURE

FRANCHISEE shall at all times keep SNELLING informed in writing of the OWNERSHIP INTEREST of all of its OWNERS and shall provide SNELLING copies of all organizational documents and other materials or statements that SNELLING may request in order to document the ownership structure of FRANCHISEE. The initial ownership structure shall be set forth in Section 2 of this AGREEMENT. FRANCHISEE shall provide a list of each OWNER who is not required to execute this AGREEMENT as a PRINCIPAL OWNER. No OWNER shall have any interest in any personnel service business other than the PS or another personnel service business under license from SNELLING; provided, however, these requirements shall not apply to the ownership of less than one percent (1%) of the equity securities of a publicly-held corporation.

12(b)    NO ALIENATION

Neither the FRANCHISEE nor any PRINCIPAL OWNER shall effect an OWNERSHIP TRANSFER without SNELLING'S prior written consent. Any OWNERSHIP TRANSFER that effects a change in CONTROL (other than an OWNERSHIP TRANSFER to an initial OWNER or initial Manager that was contemplated and approved by SNELLING at the time of execution of this AGREEMENT) shall result in the termination of this AGREEMENT. FRANCHISEE and the PRINCIPAL OWNERS understand and acknowledge that the rights and duties set forth in this AGREEMENT are personal to FRANCHISEE, and that SNELLING has granted rights under this AGREEMENT in reliance on the business skill, financial capacity and personal character of FRANCHISEE and the PRINCIPAL OWNERS. Accordingly, except for a transfer for convenience of ownership as provided in Section 12(c)(10) (Conditions for Ownership Transfer), neither FRANCHISEE nor any PRINCIPAL OWNER, nor any successor or assign of FRANCHISEE or any PRINCIPAL OWNER shall sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber any direct or indirect interest in this Agreement.

12(c)    CONDITIONS FOR OWNERSHIP TRANSFER

FRANCHISEE and each PRINCIPAL OWNER acknowledges that SNELLING has legitimate reasons to evaluate the qualifications of potential transferees and to analyze and critique the terms of their purchase contracts with FRANCHISEE and/or PRINCIPAL Owners. FRANCHISEE and each PRINCIPAL OWNER also acknowledges that SNELLING'S contact with potential transferees for the purpose of protecting its business interests will not constitute improper or unlawful conduct. FRANCHISEE and each PRINCIPAL OWNER expressly authorizes SNELLING to investigate any potential transferee's qualifications, and to analyze and critique the proposed purchase terms with the transferee. FRANCHISEE and each PRINCIPAL OWNER waives any claim that action SNELLING takes in relation to a proposed transfer to protect its business interests constitutes tortuous interference with contractual or business relationships. SNELLING will not unreasonably withhold its approval, except that SNELLING will not, under any circumstances, approve an OWNERSHIP TRANSFER to any person or business entity that has an interest in any personnel services business other than the PS or another personnel services business licensed from SNELLING (excluding ownership of less than 1% of the equity securities of a publicly held corporation). Further, SNELLING may withhold approval to protect its business interests or if in SNELLING'S sole judgment, after giving effect to such sale, the prospective FRANCHISEE would have inadequate financial resources or capital to fully develop the PS. Further, SNELLING may, in its sole discretion, require any or all of the following as conditions of its approval:

12(c)(1)  FRANCHISEE shall not be in breach of this AGREEMENT.

12(c)(2) FRANCHISEE shall obtain SNELLING'S discretionary approval of each person seeking to become a PRINCIPAL OWNER. FRANCHISEE shall supply SNELLING with all information it requires, including a personal interview of each such person at SNELLING'S principal place of business at no expense to SNELLING.

12(c)(3) If the OWNERSHIP TRANSFER does not effect a change in CONTROL, each new PRINCIPAL OWNER shall execute an agreement, in a form prescribed by SNELLING, assuming, and agreeing to perform from the date of transfer, all obligations, covenants and agreements of a PRINCIPAL OWNER hereunder.

12(c)(4) If the OWNERSHIP TRANSFER effects a change in CONTROL [except as provided in Section 12(b) (No Alienation)], this AGREEMENT shall terminate and the new franchisee (which may be FRANCHISEE) and each principal owner of the new franchisee shall execute the then current form of franchise agreement in use by SNELLING, the terms of which may differ from the terms of this AGREEMENT, including, a higher percentage OVERRIDE, PROMOTION FUND contribution, SERVICE FEE or other expenditure requirement and the new franchisee shall pay the then-current initial franchise fee.

12(c)(5) If the OWNERSHIP TRANSFER effects a change in CONTROL, a new PRINCIPAL OWNER may be required (in SNELLING'S sole discretion) to attend and complete to SNELLING'S satisfaction the initial training program for PRINCIPAL OWNERs and the franchisee executing the new franchise agreement shall agree to pay to SNELLING the then-current training fee charged by SNELLING to new franchisees for the type of personnel service business to be operated.

12(c)(6) FRANCHISEE shall pay a processing fee to SNELLING in the amount of One Thousand Dollars ($1,000). SNELLING will waive the processing fee if the transfer is to an OWNER'S spouse, parent, or child or to an existing PRINCIPAL OWNER (and the transfer does not effect a change in Control).

12(c)(7) FRANCHISEE or the transferring PRINCIPAL OWNER, as applicable, shall provide to SNELLING a copy of any buy/sell agreement or other instrument of transfer at least thirty (30) days prior to the contemplated date of transfer, and the transferee shall obtain SNELLING'S written approval of its terms before effecting the transfer.

12(c)(8) The transferor and SNELLING shall execute a general mutual release in a form satisfactory to SNELLING of any and all existing claims against the transferor, SNELLING, and their respective affiliates, and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, in their corporate and individual capacities, including claims arising under this AGREEMENT and under any LAW.

12(c)(9) The transferee, at its expense, shall agree to renovate, modernize, and otherwise upgrade the PS to conform to the then current standards and specifications of the SYSTEM, and shall agree to complete the upgrading and other requirements within the time period reasonably specified by SNELLING.

12 (c)(10) If the proposed transfer (i) is to a business entity formed solely for the convenience of ownership and (ii) does not materially change the OWNERSHIP INTEREST of all OWNERS, SNELLING's consent may be conditioned upon any of the requirements set forth in Section 12(c), except that the requirements set forth at Sections 12(c)(4), (5), (6), (7), (8) and (9) shall not apply.

12(d)    RIGHT OF FIRST REFUSAL
If FRANCHISEE or a PRINCIPAL OWNER wishes to accept a bona fide offer from anyone to buy the PS or any OWNERSHIP INTEREST, SNELLING shall have the right to purchase the PS or OWNERSHIP INTEREST substantially on the same terms within thirty (30) days after SNELLING receives notice of the offer in a form prescribed by SNELLING. SNELLING shall have the right to substitute cash for any other consideration offered and to pay the entire discounted present value of the purchase price at the time of closing. Any material change in the terms of any offer prior to closing shall constitute a new offer subject to SNELLING'S same right to purchase as in the case of an initial offer.

12(e)    LOSS OF CONTROL

12(e)(1)  CHANGE OF OWNERSHIP

When a change of CONTROL occurs because of the death, withdrawal, stock redemption, incapacity, or other elimination of an Owner other than as a result of a transfer as provided in Section 12(c) (Conditions for Ownership Transfer), this AGREEMENT shall terminate ninety (90) days after the occurrence. Any time before the termination, the remaining OWNERS and the successors, if any, of the former OWNER may apply to SNELLING to license them to continue operating the PS. SNELLING'S approval will not be unreasonably withheld, subject to the operational history of the PS and satisfaction of SNELLING'S current personnel, business, management, and financial criteria for licensing new franchisees.

12(e)(2)  NEW FRANCHISE AGREEMENT

The new license, if granted, shall be granted under the then current form of franchise agreement being offered by SNELLING to new franchisees and no processing fee or initial franchise fee shall be payable for this transaction. If, however, SNELLING determines, in its sole discretion, that training is required, SNELLING reserves the right to require the new FRANCHISEE to pay to SNELLING its current training fee. The terms of the new franchise agreement may differ from the terms of this

AGREEMENT, including, a higher percentage OVERRIDE, PROMOTION FUND contribution, SERVICE FEE or other expenditure requirement.

13.      TERMINATION

13(a)    TERMINATION BY FRANCHISEE

Provided FRANCHISEE is in compliance with all of the terms and conditions of this AGREEMENT, FRANCHISEE may voluntarily terminate this AGREEMENT by giving at least nine (9) months written notice to SNELLING, which notice, at SNELLING's sole discretion, shall be irrevocable upon receipt by SNELLING. So that SNELLING and the NETWORK may protect their goodwill and arrange to continue service to CLIENTS, JOB-SEEKERs, and EMPLOYEES, the effective date of FRANCHISEE'S termination shall be nine (9) months after SNELLING receives FRANCHISEE'S notice or such later date specified in FRANCHISEE'S notice, provided that if SNELLING or its designee purchases FRANCHISEE'S assets pursuant to Section 13(a)(3), the effective date of termination shall be the date of closing of such purchase and sale. SNELLING shall continue to be entitled to all OVERRIDES, PROMOTION FUND contributions, SERVICE FEES and other monies owed and accruing until FRANCHISEE'S termination is effective in accordance with this Section and in compliance with this AGREEMENT.

13(a)(1) Upon, but not prior to, the effective date of termination, FRANCHISEE shall cease operating the PS and comply with the post-termination obligations contained in Section 13(d) (FRANCHISEE's Termination Duties) and Section 14 (Rules Governing Unfair Trade Practices).

13(a)(2) If FRANCHISEE ceases to operate the PS under the SYSTEM in accordance with the terms of this AGREEMENT prior to the effective date of FRANCHISEE'S termination in accordance with Section 13(a), FRANCHISEE shall compensate SNELLING for the reasonable costs, expenses, and losses, of whatever nature or kind, incurred by SNELLING in connection with such cessation, including costs of soliciting, locating, qualifying and training a replacement franchisee, for the loss of any EMPLOYEES or CLIENTS, and for the loss of revenue that SNELLING would otherwise be receiving as a result of FRANCHISEE'S continued operation of the PS until the effective date of FRANCHISEE'S termination as provided in
Section 13(a). The parties agree that such expenditures and losses may be uncertain and difficult to ascertain and therefore agree that the compensation specified herein reasonably represents such expenditures and losses and is not a penalty. FRANCHISEE shall pay SNELLING an amount equal to the OVERRIDES, PROMOTION FUND contributions, and SERVICE FEES that were due and payable for the eighteen (18) month period immediately preceding the time FRANCHISEE ceased operating the PS under the SYSTEM (or if the PS has not been operated for an eighteen (18) month period, an amount equal to the average monthly amounts due during the time the PS was operated multiplied by eighteen (18)). This Section 13(a)(3) shall not be construed as a sole election of remedies by SNELLING and shall not prejudice SNELLING'S rights to pursue other remedies under this AGREEMENT, including seeking injunctive relief for a violation of Section 7 (Confidential Information), Section 13(d) (FRANCHISEE's Termination Duties) and
Section 14 (Rules Governing Unfair Trade Practices), or damages for conversion of EMPLOYEES under Section 14(g) (Employee Solicitation).

13(a)(3) Upon receipt by SNELLING of FRANCHISEE'S termination notice, SNELLING or its designee shall have the right and option, exercisable at any time after receipt of FRANCHISEE'S termination notice and prior to the effective date of FRANCHISEE's termination of this AGREEMENT under Section 13(a), to purchase all of FRANCHISEE'S assets, including all furniture, fixtures, signs, equipment and inventory of the PS, upon the same terms and conditions set forth in Section 13(d)(9) (FRANCHISEE's Termination Duties), including the requirement of FRANCHISEE to execute an asset purchase agreement and certain PRINCIPAL OWNERs to execute a consulting agreement with SNELLING.

13(b)    TERMINATION BY SNELLING FOR FAILURE TO CURE BREACH
Except as provided in Section 13(c) (Termination by SNELLING Without Opportunity to Cure Breach), when FRANCHISEE receives written notice from SNELLING that FRANCHISEE has failed to comply with the terms of this AGREEMENT, as supplemented by the MATERIALS, it shall have ten (10) days to cure the breach and to prove such cure to SNELLING. Cure of a breach must include payment to SNELLING of a Two Hundred Seventy Dollar ($270) processing fee for its legal, administrative, and other costs in issuing the written notice and confirming the cure, which processing fee will increase Ten Dollars ($10.00) on each January 1 subsequent to the date this AGREEMENT was approved and executed by SNELLING. If any breach is not cured within ten (10) days, or such longer period as the LAW may require or as SNELLING may permit in its written notice, this AGREEMENT shall terminate without further notice to FRANCHISEE, effective on the expiration of the cure period.

13(c)  TERMINATION BY SNELLING WITHOUT OPPORTUNITY TO CURE BREACH

SNELLING may, at its option, terminate this AGREEMENT without affording FRANCHISEE any opportunity to cure the breach, effective when FRANCHISEE receives SNELLING'S written notice, after any of the following:

13(c)(1) The PS fails to open as required or is closed for five (5) consecutive BUSINESS DAYs.

13(c)(2) The designated PRINCIPAL OWNER fails to complete MANAGER training to the satisfaction of SNELLING, or the PS is operated without a MANAGER and FRANCHISEE has not received SNELLING'S written notice approving a deadline for the hiring, training, and approval of a successor MANAGER and for the interim management of the PS.

13(c)(3) FRANCHISEE or any OWNER is convicted of, or pleads no contest to, a felony, a crime involving moral turpitude, or any other crime or offense that is reasonably likely, in SNELLING'S sole opinion, to adversely affect the NETWORK or the SNELLING PROPERTY, or SNELLING'S interest in them.

13(c)(4) FRANCHISEE or any PRINCIPAL OWNER purports to transfer or transfers, with or without remuneration, any of the assets of the PS, the SNELLING PROPERTY, any rights or obligations under this AGREEMENT, or any interest in FRANCHISEE without prior written approval of SNELLING.

13(c)(5) FRANCHISEE or any OWNER violates Section 7(c) (Non-Disclosure of Confidential Information), Section 7(d) (Protection of Confidential Information), Section 8(b) (Treatment of Personnel), Section 8(c) (Required Insurance), Section 9(d) (Credit and Collection), Section 9(d)(2) (Client Payments Made Directly to SNELLING), or Section 14 (Rules Governing Unfair Trade Practices) or any confidentiality agreement and non-disclosure agreement relating to the CONFIDENTIAL INFORMATION.

13(c)(6) FRANCHISEE or any OWNER uses in any unauthorized manner or discloses to any unauthorized party, any of the SNELLING PROPERTY (including SNELLING'S proprietary software).

13(c)(7) FRANCHISEE or any OWNER acts in any way inconsistent with being a business separate from SNELLING; commits any unauthorized acts involving SNELLING; commits any act or pursues any course of conduct that brings the SYSTEM, the NETWORK, or the PROPRIETARY MARKS into disrepute; disrupts any function or event of the NETWORK, such as meetings, training sessions or conventions; participates in any fraudulent activity, including any fraudulent reporting of financial or operational information to SNELLING; or willfully or negligently misclassifies EMPLOYEES for worker's compensation reporting and charge purposes.

13(c)(8) FRANCHISEE or any PRINCIPAL OWNER commits two (2) material breaches under this AGREEMENT within a twelve (12) month period, whether or not such breaches are of the same or different nature and whether or not such breaches have been cured by FRANCHISEE after written notice by SNELLING.

13(c)(9) FRANCHISEE or any PRINCIPAL OWNER loses legal control of the assets, business affairs, or freedom of action with respect to the PS.

13(c)(10) FRANCHISEE permits EMPLOYEES to perform services or to be employed in job classifications that are prohibited in the MATERIALS or otherwise by SNELLING.

13(d)    FRANCHISEE'S AND OWNERS' TERMINATION DUTIES
If this AGREEMENT terminates, voluntarily or involuntarily, for any reason, FRANCHISEE and the OWNERS, to the extent permitted by LAW, shall immediately and expeditiously:

13(d)(1) Stop using all SNELLING PROPERTY and all other unlicensed marks of SNELLING or any variation or colorable imitation of them, and refrain from identifying itself as a member or former member of the NETWORK.

13(d)(2) Cancel all filings or authorizations to operate under the PROPRIETARY MARKS, DOMAIN NAMES or any colorable imitation of them pursuant to a fictitious name statute or any similar statute.

13(d)(3) Remove all signs bearing PROPRIETARY MARKS, DOMAIN NAMES or other identifications related to the SYSTEM.

13(d)(4) Deliver to SNELLING, at FRANCHISEE'S expense, all originals and copies of the SNELLING PROPERTY and FRANCHISEE shall not make, retain, or thereafter use any copy thereof.

13(d)(5) Comply with the provisions of Section 14 (Rules Governing Unfair Trade Practices).

13(d)(6) Pay in full all liabilities of the PS, including, rent, telephone, leases, salaries, vendors, and other claims.

13(d)(7) Cease using all LISTINGS, execute all forms and documents required by SNELLING and any service provider at any time to transfer such service and any related LISTINGS to SNELLING, and refrain from entering any "call forwarding" or similar instruction with a service provider that has the effect of circumventing the unconditional obligation of FRANCHISEE to surrender and cease using all LISTINGS. Upon termination SNELLING shall have the immediate right to such LISTINGS and to have such service transferred to SNELLING. Notwithstanding Attachment 6 and the uniform commercial code financing statement and any forms and documents which may have been previously executed by FRANCHISEE under
Section 6(c) (Listings), FRANCHISEE hereby appoints SNELLING its true and lawful agent and attorney-in-fact with full power and authority, for the sole purpose of taking such action as is necessary to complete such assignment. The obligations of this paragraph and this power of attorney shall survive the termination of this AGREEMENT. FRANCHISEE and the OWNERS shall not thereafter use the LISTINGS at or in connection with any subsequent business owned or operated by FRANCHISEE or any OWNER.

13(d)(8) If the LOCATION is leased to FRANCHISEE, at SNELLING'S option, assign any interest FRANCHISEE has in any lease or sublease for the LOCATION to SNELLING or its designee upon SNELLING'S written notice. SNELLING may exercise this option within thirty (30) days after termination of this AGREEMENT. FRANCHISEE shall remain liable for all obligations arising prior to the date of the assignment. If SNELLING does not elect to, or is unable to exercise this option, FRANCHISEE shall make such modifications to the premises necessary to distinguish it from any personnel services business operating under the SYSTEM. If FRANCHISEE fails or refuses to comply with this Section, SNELLING shall have the right to enter the LOCATION, without being guilty of any crime or tort, to make or cause to be made the changes necessary, at FRANCHISEE'S expense, which FRANCHISEE agrees to pay upon demand.

13(d)(9) At SNELLING'S sole option, and on or before the thirtieth (30th) day after the effective date of termination of this AGREEMENT, sell any or all of its assets as designated by SNELLING, including any furniture, fixtures, signs, equipment and inventory of the PS to SNELLING or its designee, at the lesser of
(i) fair market value or (ii) three (3) times FRANCHISEE'S annual pre-tax earnings for the PS for its most recently completed fiscal year, computed in accordance with generally accepted accounting principles. If the parties cannot agree on a fair market value within thirty (30) days from the date SNELLING exercises its option, the fair market value of such assets shall be determined by three qualified independent appraisers, one selected by SNELLING, the second selected by FRANCHISEE and the third selected by the other two appraisers. If SNELLING or its designee exercises the option to purchase FRANCHISEE'S assets, FRANCHISEE shall execute and deliver to SNELLING an asset purchase agreement in substantially the form set forth in the disclosure document described in
Section 16(h) to evidence the purchase and sale and the closing of such purchase and sale shall occur within thirty (30) days from the date of notice to FRANCHISEE of the election to purchase by SNELLING or its designee, or such other date as the parties may agree. If SNELLING or its designee purchases FRANCHISEE'S assets, SNELLING may require FRANCHISEE and/or its PRINCIPAL OWNERS, to enter into a consulting agreement in substantially the form attached to the asset purchase agreement as Exhibit A with SNELLING for the operation of the PS for a period of up to six (6) months after the sale of the PS to SNELLING or its designee. SNELLING or its designee shall be purchasing FRANCHISEE'S assets only and shall be assuming no liabilities whatsoever, unless SNELLING or its designee otherwise agrees in writing. SNELLING shall have the right to deduct from the purchase price: (i) any sums owing, as of the date of the closing, from FRANCHISEE and any of its affiliates to SNELLING and any of its affiliates under or in connection with this AGREEMENT or any other agreements between such entities and (ii) all reasonable expenses of SNELLING incurred in negotiating and effecting the purchase of any of the assets (including all attorneys' fees and other expenses).

13(d)(10) FRANCHISEE hereby acknowledges that all CLIENT ACCOUNTS are the property of SNELLING and SNELLING may service or dispose of such CLIENT ACCOUNTS in any manner it deems appropriate. FRANCHISEE shall additionally deliver to SNELLING, in a form satisfactory to SNELLING, such documents and instruments which SNELLING deems reasonably necessary in order to evidence SNELLING'S ownership of CLIENT ACCOUNTS and to meet the requirements of all taxing and other government authorities. For the purpose of this Section 13(d)(10), "CLIENT ACCOUNTS" includes all accounts or other established business relationships with every third party to whom FRANCHISEE either is providing or has at any time during the last two years provided or made preparations to provide personnel services or related products or services.

13(d)(11) At least five (5) days prior to the effective date of the termination of this AGREEMENT, provide SNELLING with a legible list identifying the names, addresses, and telephone numbers of all CLIENTS serviced by the PS during the two (2) years before the termination or that placed a JOB-ORDER for the services offered by FRANCHISEE during the ninety (90) days before the termination.

13(d)(12) At least five (5) days prior to the effective date of the termination of this AGREEMENT, provide SNELLING with a legible list identifying the names, addresses, and telephone numbers of all JOB-SEEKERs and EMPLOYEES used in or contacted by FRANCHISEE or the PS during the two (2) years before the termination.

13(d)(13) Preserve forever in confidence all CONFIDENTIAL INFORMATION for the benefit of SNELLING. All CONFIDENTIAL INFORMATION, whether developed by FRANCHISEE or any OWNER in the operation of the PS or by SNELLING, shall remain the exclusive property of SNELLING. FRANCHISEE shall never use, disclose, or misappropriate, directly or indirectly, the CONFIDENTIAL INFORMATION to the competitive disadvantage or economic injury of SNELLING and/or any successor FRANCHISEE.

13(e)    TRANSFER OF EMPLOYEES

SNELLING shall not be obligated to hire any STAFF EMPLOYEES. However, if SNELLING requests a transfer of any STAFF EMPLOYEES within thirty (30) days after termination of this AGREEMENT, FRANCHISEE shall discharge and not rehire any STAFF EMPLOYEE designated by SNELLING, if SNELLING or SNELLING'S designee has extended an offer to hire that person on comparable terms. FRANCHISEE shall then assign the person's employment contracts to SNELLING or SNELLING'S designee.

13(f)    MONEY OWED

The termination of this AGREEMENT by FRANCHISEE, by SNELLING, or otherwise, shall not release FRANCHISEE from its obligations, and all money due or owed shall remain payable. All BILLINGS that have not been collected will immediately be treated as CHARGEBACKS and no distribution amounts will be available to FRANCHISEE unless the net DISTRIBUTION ACCOUNT balance subsequently becomes positive, and no other amounts are due SNELLING. SNELLING may for a reasonable period of time keep a reasonable reserve and use it to pay CLIENT or applicant refunds, CO-OP SPLITS, and other legitimate bills of FRANCHISEE in order to protect the NETWORK and the SYSTEM'S good name.

13(g)    WAIVERS; COSTS OF BREACH

All waivers relating to this AGREEMENT shall be strictly construed. If FRANCHISEE commits a breach of this AGREEMENT, as supplemented by the MATERIALS, and SNELLING initiates any non-litigation activity or litigation proceedings regarding the breach after FRANCHISEE has failed to cure it within the cure period, if any, provided by this AGREEMENT, FRANCHISEE shall reimburse SNELLING for all expenses, including all attorneys' fees, that SNELLING incurs relating to the non-litigation activity or litigation proceedings. FRANCHISEE shall also reimburse SNELLING for all court costs and attorneys' fees related to all pretrial, trial court, appellate court, and alternative dispute resolution proceedings.

13(h)    MULTIPLE FRANCHISE AGREEMENTS

If an OWNER holds CONTROL in FRANCHISEE and holds CONTROL (determined as it would be under this AGREEMENT) in another SNELLING franchisee, a breach of such FRANCHISEE'S franchise agreement shall be a breach of this AGREEMENT.

13(i)    CONTINUED EFFECT OF AGREEMENT

Provisions of this AGREEMENT that govern the parties' conduct after termination shall continue in effect according to their terms after termination.

14.      RULES GOVERNING UNFAIR TRADE PRACTICES

14(a)    ACKNOWLEDGMENTS

FRANCHISEE and each PRINCIPAL OWNER acknowledges that they will receive or develop valuable specialized training, trade secrets and CONFIDENTIAL INFORMATION (including, without limitation, information about the SYSTEM'S operations, sales, promotional and marketing methods and techniques) that are beyond the present skills and experience of FRANCHISEE, PRINCIPAL OWNERS, managers and personnel and that FRANCHISEE has the right and obligation, arising from this AGREEMENT, to operate the PS for the benefit of the SYSTEM. FRANCHISEE and each PRINCIPAL OWNER acknowledges that the training, trade secrets and CONFIDENTIAL INFORMATION they receive or procure provide a competitive advantage and are valuable to them in operating the PS and that gaining access to such training, trade secrets and CONFIDENTIAL INFORMATION is a primary reason why they are entering into this AGREEMENT. In consideration for such training, trade secrets, CONFIDENTIAL INFORMATION and rights, FRANCHISEE and each PRINCIPAL OWNER makes the covenants in this Section 14. FRANCHISEE and each PRINCIPAL OWNER acknowledges and agrees that SNELLING is relying on the acknowledgments and covenants herein and SNELLING would not have entered into this AGREEMENT without such acknowledgments and covenants.

14(b)    NO COMPETITION DURING TERM OF THIS AGREEMENT

During the term of this AGREEMENT, including the period after any termination notice is given in accordance with Section 13(a) (Termination by FRANCHISEE), and, with respect to each PRINCIPAL OWNER, during the term of this AGREEMENT for so long as such individual or entity remains a PRINCIPAL OWNER, neither FRANCHISEE nor any PRINCIPAL OWNER shall directly or indirectly own, conduct, operate, organize, work for, or associate with any personnel services business located within the United

States, its territories or commonwealths, or any other country, province, state or geographical area in which SNELLING has used, sought registration of or registered the same or similar PROPRIETARY MARKS or operates or licenses others to operate a business under the same or similar PROPRIETARY MARKS, unless such personnel services business is licensed by SNELLING, or otherwise approved by SNELLING in writing. This Section 14(b) shall not apply to the ownership of less than one percent (1%) of the equity securities of a publicly-held corporation.

14(c)    POST-TERMINATION UNFAIR COMPETITION AND UNFAIR TRADE PRACTICES

Except as otherwise provided in any asset purchase agreement executed pursuant to Section 13(d)(9) (FRANCHISEE's Termination Duties), upon termination of this AGREEMENT with respect to FRANCHISEE, and upon the earlier of (i) the termination of this AGREEMENT or (ii) the time such individual ceases to be a PRINCIPAL OWNER with respect to each PRINCIPAL OWNER, FRANCHISEE or any PRINCIPAL OWNER may operate a personnel service business so long as FRANCHISEE or any PRINCIPAL OWNER complies with the terms set forth below. FRANCHISEE and each PRINCIPAL OWNER acknowledges and agrees that noncompliance with these terms would constitute unfair trade practices.

14(c)(1) The former FRANCHISEE or PRINCIPAL OWNER(S), as applicable, shall not, directly or indirectly, without the express written consent of SNELLING, either as an individual, counselor, recruiter, consultant, employee, officer, director, or shareholder or in any other capacity, use in any manner any part of the SNELLING PROPERTY, including the use of any CONFIDENTIAL INFORMATION to do any of the acts set forth in Section 14(c)(4).

14(c)(2) The former FRANCHISEE or PRINCIPAL OWNER, as applicable, shall deliver to SNELLING the lists described in Sections 13(d)(11) and (12) (FRANCHISEE's Termination Duties), and shall retain a copy thereof for the sole purpose of complying with Section 14(c)(4).

14(c)(3) The former FRANCHISEE or PRINCIPAL OWNER, as applicable, shall comply with the termination duties as provided in Section 13 (FRANCHISEE's Termination Duties).

14(c)(4) For a period of two years (i) after the termination of this AGREEMENT with respect to FRANCHISEE and (ii) after the earlier of the termination of this AGREEMENT or the time such individual ceases to be a PRINCIPAL OWNER with respect to each PRINCIPAL OWNER, neither the FRANCHISEE or former PRINCIPAL OWNER shall, directly or indirectly, for themselves or through, on behalf of or in conjunction with any person or business entity do any of the following:

14)(c)(4)(i) operate any personnel service business at a location that is within a one (1) mile radius from the LOCATION, or any other location at which a SNELLING personnel services business was ever operated in which FRANCHISEE or PRINCIPAL OWNER, as applicable, had an interest;

14(c)(4)(ii) hire or seek to hire any EMPLOYEE or STAFF EMPLOYEE of the PS, SNELLING and/or any successor franchisee or in any other manner attempt, directly or indirectly, to influence, induce or encourage any EMPLOYEE or STAFF EMPLOYEE to leave the employment of the PS, SNELLING and/or any successor franchisee;

14(c)(4)(iii) contact or seek to contact or do business with any existing CLIENT or individual or entity that was a CLIENT during the preceding two (2) years;

14(c)(4)(iv) procure or attempt to procure, directly or indirectly, employment for, or place a JOB-SEEKER or applicant that FRANCHISEE procured or attempted to procure employment for, placed, or interviewed during the preceding two (2) years;

14(c)(4)(v) refer or attempt to refer any JOB-SEEKER or other applicant for employment on an existing or prospective JOB-ORDER that FRANCHISEE procured or attempted to procure during the preceding two (2) years; or

14(c)(4)(vi) divert or attempt to divert, for FRANCHISEE's or PRINCIPAL OWNER'S benefit, or for the benefit of another personnel service business, management search consultant, or other recruitment firm, any JOB-ORDER in existence on the date of the termination of this AGREEMENT or the date the PRINCIPAL OWNER ceased to be a PRINCIPAL OWNER.

14(c)(5) If the FRANCHISEE or former PRINCIPAL OWNER commits a breach of
Section 14(c)(4), the two year period specified in Section 14(c)(14) shall be tolled during the period of such breach.

14(c)(6) FRANCHISEE and each PRINCIPAL OWNER acknowledges that: the market for personnel services businesses is competitive; no single entity dominates that market; that the covenants described above prohibiting FRANCHISEE or the

PRINCIPAL OWNERS from contacting CLIENTS, JOB-SEEKERS, and EMPLOYEES, from using CONFIDENTIAL INFORMATION, MATERIALS, software and any other elements of the SYSTEM are not intended to and would not prevent or materially impair FRANCHISEE or a PRINCIPAL OWNER, as applicable, from obtaining a livelihood in the personnel services business after the termination of this AGREEMENT or the time such individual ceases to be a PRINCIPAL OWNER, as applicable; and that the requirement prohibiting FRANCHISEE or a PRINCIPAL OWNER from operating a personnel service business at or within one (1) mile of the LOCATION or any other location at which a SNELLING personnel services business was ever operated in which FRANCHISEE or PRINCIPAL OWNER, as applicable, had an interest is entirely reasonable and that such restriction will not prohibit or materially impair FRANCHISEE or the PRINCIPAL OWNER, as applicable, from working for or operating a personnel service business in any market they choose.

14(d)    INFORMATION REQUEST.

FRANCHISEE shall supply such information as SNELLING may request in order to ascertain whether or not FRANCHISEE has complied with, or has violated, the confidentiality covenants contained in this AGREEMENT. FRANCHISEE shall furnish the requested information to SNELLING within a reasonable time but in no event later than ten (10) days following FRANCHISEE'S receipt of such request.

14(e)    INJUNCTIONS

FRANCHISEE and each OWNER acknowledges that a violation of any of the provisions of this AGREEMENT, including Section 5 (The License Relationship),
Section 6(g) (Materials), Section 7 (Confidential Information), Section 12 (Ownership Structure and Transfer), Section 13(d) (FRANCHISEE's Termination Duties) or Section 14 (Rules Governing Unfair Trade Practices), will cause irreparable harm to SNELLING and the NETWORK. SNELLING shall have the right to seek injunctive or declaratory relief to remedy any actual or threatened violation of this AGREEMENT specifically including the equitable remedy of specific performance.

14(f)    INDIRECT CONDUCT

In this Section 14, "indirectly" includes any acts of FRANCHISEE, any OWNER or their respective family members, household, officers, agents, servants, employees, attorneys, estate, or heirs, and those persons in active concert or participation with them, it being the intent of the parties that FRANCHISEE and/or any OWNER may not perform any act indirectly which would be prohibited if carried out directly by FRANCHISEE and/or any OWNER.

14(g)    PERSONNEL SERVICE BUSINESS

In this Section 14, "personnel service business" includes any business as set forth under the definition of PS in Section 4 (Definitions).

15.      GENERAL LEGAL MATTERS

15(a)    GOVERNING LAW

THIS AGREEMENT TAKES EFFECT UPON ITS ACCEPTANCE BY SNELLING IN THE STATE OF TEXAS. TO PROMOTE CONSISTENCY WITHIN THE NETWORK, WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS RELATED TO THIS AGREEMENT OR THE RELATIONSHIP CREATED THEREBY, THIS AGREEMENT AND ANY SUCH RELATED CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS SHALL BE INTERPRETED, ENFORCED AND GOVERNED BY THE LAW OF THE STATE OF TEXAS, WHICH LAW SHALL PREVAIL IN THE EVENT OF ANY CONFLICT OF LAW, EXCEPT TO THE EXTENT GOVERNED BY THE UNITED STATES TRADEMARK ACT OF 1946 ((LANHAM ACT, 15 U.S.C., SECTION 1501, ET SEQ.).

15(b)    MEDIATION

SNELLING, FRANCHISEE AND ITS OWNERS AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS AND RIDERS), OR THE RELATIONSHIP CREATED BY SUCH AGREEMENT TO NON-BINDING MEDIATION PRIOR TO FILING SUCH CLAIM, CONTROVERSY OR DISPUTE IN ARBITRATION OR A COURT. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR APPOINTED BY A MEDIATION SERVICES ORGANIZATION OR BODY, EXPERIENCED IN THE MEDIATION OF DISPUTES BETWEEN FRANCHISORS AND FRANCHISEES AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), THROUGH J.A.M.S./ENDISPUTE OR ITS SUCCESSOR IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT SNELLING'S CORPORATE HEADQUARTERS. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION AND EXPENSES OF

THE MEDIATOR, SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY (90) DAYS AFTER THE MEDIATOR HAS BEEN APPOINTED, THEN THE DISPUTE SHALL AUTOMATICALLY BE REFERRED TO ARBITRATION UNDER SECTION 15(c) (ARBITRATION). NOTWITHSTANDING THE FOREGOING, SNELLING MAY BRING AN ACTION (INCLUDING SPECIFIC PERFORMANCE) (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, OR (3) INVOLVING THE POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY IN A COURT HAVING JURISDICTION AND IN ACCORDANCE WITH SECTION 15(d) (VENUE), WITHOUT SUBMITTING SUCH ACTION TO MEDIATION.

15(c)    ARBITRATION

15(c)(1) EXCEPT AS PROVIDED IN THIS AGREEMENT, SNELLING AND FRANCHISEE AGREE THAT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THE FRANCHISE, FRANCHISEE'S OPERATION OF THE PS UNDER THIS AGREEMENT (AND ATTACHMENTS AND RIDERS) INCLUDING, BUT NOT LIMITED TO, ANY CLAIM BY FRANCHISEE, OR ANY OF THE OWNERS, OR PERSONS CLAIMING THROUGH AND ON BEHALF OF FRANCHISEE OR THE OWNERS, CONCERNING THE ENTRY INTO, THE PERFORMANCE UNDER OR THE TERMINATION OF THIS AGREEMENT, OR ANY OTHER AGREEMENT BETWEEN SNELLING, OR ITS SUBSIDIARIES OR AFFILIATES, AND FRANCHISEE, ANY CLAIM AGAINST A PAST OR PRESENT OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF SNELLING, INCLUDING THOSE OCCURRING SUBSEQUENT TO THE TERMINATION OF THIS AGREEMENT, THAT CANNOT BE AMICABLY SETTLED AMONG THE PARTIES OR THROUGH MEDIATION SHALL, EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN SECTION 15(d) (VENUE), BE REFERRED TO ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED THROUGH AN ORGANIZATION OR BODY EXPERIENCED IN THE ARBITRATION OF DISPUTES BETWEEN FRANCHISORS AND FRANCHISEES AGREED UPON BY THE PARTIES, AND FAILING SUCH AGREEMENT WITHIN A REASONABLE TIME AFTER THE DISPUTE HAS BEEN REFERRED FOR ARBITRATION (NOT TO EXCEED FIFTEEN (15) DAYS). ARBITRATION SHALL BE CONDUCTED BY J.A.M.S./ENDISPUTE OR ITS SUCCESSOR IN ACCORDANCE WITH THE RULES OF J.A.M.S./ENDISPUTE OR ITS SUCCESSOR, AS AMENDED, EXCEPT THAT THE ARBITRATORS SHALL APPLY THE FEDERAL RULES OF EVIDENCE. IF SUCH RULES ARE IN ANY WAY CONTRARY TO OR IN CONFLICT WITH THIS AGREEMENT, THE TERMS OF THIS AGREEMENT SHALL CONTROL. ALL CLAIMS, CONTROVERSIES OR DISPUTES INVOLVING FRANCHISEE MAY ONLY BE ARBITRATED ON AN INDIVIDUAL BASIS AND MAY NOT BE CONSOLIDATED WITH ANY CLAIM, CONTROVERSY OR DISPUTE FOR OR ON BEHALF OF ANY OTHER FRANCHISEE OR SUPPLIER.

15(c)(2) SNELLING AND FRANCHISEE SHALL EACH SELECT ONE ARBITRATOR. IF THE PARTY UPON WHOM THE DEMAND FOR ARBITRATION IS SERVED FAILS TO SELECT AN ARBITRATOR WITHIN FIFTEEN (15) DAYS AFTER THE RECEIPT OF THE DEMAND FOR ARBITRATION, THEN THE ARBITRATOR SO DESIGNATED BY THE PARTY REQUESTING ARBITRATION SHALL ACT AS THE SOLE ARBITRATOR TO RESOLVE THE CONTROVERSY AT HAND. THE TWO ARBITRATORS DESIGNATED BY THE PARTIES SHALL SELECT A THIRD ARBITRATOR. IF THE TWO ARBITRATORS DESIGNATED BY THE PARTIES FAIL TO SELECT A THIRD ARBITRATOR WITHIN FIFTEEN (15) DAYS, THE THIRD ARBITRATOR SHALL BE SELECTED BY THE ORGANIZATION AGREED UPON OR J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THERETO, UPON APPLICATION BY EITHER PARTY. ALL OF THE ARBITRATORS SHALL BE EXPERIENCED IN THE ARBITRATION OF DISPUTES BETWEEN FRANCHISORS AND FRANCHISEES. THE ARBITRATION SHALL TAKE PLACE AT SNELLING'S CORPORATE HEADQUARTERS. THE AWARD OF THE ARBITRATORS SHALL BE FINAL AND JUDGMENT UPON THE AWARD RENDERED IN ARBITRATION MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE ARBITRATORS SHALL BE REQUIRED TO SUBMIT WRITTEN FINDINGS OF FACT AND CONCLUSIONS OF LAW WITHIN THIRTY (30) BUSINESS DAYS FOLLOWING THE FINAL HEARING SESSION OF THE ARBITRATORS. THE COSTS AND EXPENSES OF ARBITRATION MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE COSTS AND EXPENSES OF ARBITRATION, INCLUDING COMPENSATION AND EXPENSES OF THE ARBITRATORS, SHALL BE BORNE BY THE PARTIES AS THE ARBITRATORS DETERMINE. EACH PARTY FURTHER AGREES THAT, UNLESS SUCH LIMITATION IS PROHIBITED BY APPLICABLE LAW, NEITHER PARTY SHALL BE LIABLE FOR PUNITIVE OR EXEMPLARY DAMAGES, AND THE ARBITRATORS SHALL HAVE NO AUTHORITY TO AWARD THE SAME.

15(c)(3) NOTWITHSTANDING THE ABOVE, THE FOLLOWING SHALL NOT BE SUBJECT TO
ARBITRATION:

15(c)(3)(i) DISPUTES AND CONTROVERSIES ARISING FROM THE SHERMAN ACT, THE CLAYTON ACT OR ANY OTHER FEDERAL OR STATE ANTITRUST LAW;

15(c)(3)(ii) DISPUTES AND CONTROVERSIES ARISING UNDER THE LANHAM ACT, AS NOW OR HEREAFTER AMENDED, RELATING TO OWNERSHIP OR VALIDITY OF THE PROPRIETARY MARKS;

15(c)(3)(iii) FOR MONIES OWED; AND

15(c)(3)(iv) DISPUTES AND CONTROVERSIES RELATING TO ACTIONS TO OBTAIN POSSESSION OF THE PREMISES OF THE PS UNDER LEASE OR SUBLEASE.

15(c)(4) IF SNELLING DESIRES TO SEEK SPECIFIC PERFORMANCE OR OTHER EXTRAORDINARY RELIEF INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF UNDER THIS AGREEMENT AND ANY AMENDMENTS THERETO THEN ANY SUCH ACTION SHALL NOT BE SUBJECT TO ARBITRATION AND SNELLING SHALL HAVE THE RIGHT TO BRING SUCH ACTION AS DESCRIBED IN SECTION 15(d) (VENUE).

15(c)(5) IN PROCEEDING WITH ARBITRATION AND IN MAKING DETERMINATIONS HEREUNDER, THE ARBITRATORS SHALL NOT EXTEND, MODIFY OR SUSPEND ANY TERMS OF THIS AGREEMENT OR THE REASONABLE STANDARDS OF BUSINESS PERFORMANCE AND OPERATION ESTABLISHED BY SNELLING IN GOOD FAITH. NOTICE OF OR REQUEST TO OR DEMAND FOR ARBITRATION SHALL NOT STAY, POSTPONE OR RESCIND THE EFFECTIVENESS OF ANY TERMINATION OF THIS AGREEMENT.

15(d)    VENUE

EXCEPT AS STATED ABOVE, WITH RESPECT TO ALL CLAIMS SET FORTH ABOVE IN SECTION 15(c) (ARBITRATION), OR WHICH AS A MATTER OF LAW OR PUBLIC POLICY CANNOT BE SUBMITTED TO ARBITRATION, FRANCHISEE AND THE OWNERS HEREBY IRREVOCABLY SUBMIT THEMSELVES TO THE JURISDICTION OF THE STATE COURTS AND THE FEDERAL DISTRICT COURT WHERE SNELLING HAS ITS PRINCIPAL PLACE OF BUSINESS. FRANCHISEE AND THE OWNERS HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. FRANCHISEE AND THE OWNERS HEREBY AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON ANY OF THEM IN ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY SUCH STATE OR FEDERAL LAW. FRANCHISEE AND THE OWNERS FURTHER AGREE THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED THEREBY SHALL BE THE COUNTY WHERE SNELLING HAS ITS PRINCIPAL PLACE OF BUSINESS; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF (INCLUDING SPECIFIC PERFORMANCE), OR (3) INVOLVING POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY, SNELLING MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION.

15(e)    MUTUAL BENEFIT

EACH OF FRANCHISEE, THE PRINCIPAL OWNERS AND SNELLING ACKNOWLEDGES (i) THAT EACH PARTY'S AGREEMENT REGARDING APPLICABLE STATE LAW AND FORUM SET FORTH IN
SECTION 15(a) (GOVERNING LAW) AND SECTION 15(d) (VENUE) PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT, (ii) THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT AND (iii) THAT THE PROVISIONS REGARDING APPLICABLE STATE LAW AND FORUM HAVE BEEN NEGOTIATED FOR IN GOOD FAITH AND ARE PART OF THE BENEFIT OF THE BARGAIN REFLECTED BY THIS AGREEMENT. EACH OF FRANCHISEE, THE PRINCIPAL OWNERS AND SNELLING ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT AND ACCEPTANCE OF THE TERMS BY THE PARTIES OCCURRED AT SNELLING'S PRINCIPAL PLACE OF BUSINESS, AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF FRANCHISEE ARISING UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF MONIES DUE HEREUNDER, SHALL OCCUR WHERE SNELLING'S PRINCIPAL PLACE OF BUSINESS IS LOCATED AT THE TIME SUCH OBLIGATION IS DUE.

15(f)    AMENDMENTS TO FRANCHISE AGREEMENT

EXCEPT FOR THOSE AMENDMENTS PERMITTED TO BE MADE UNILATERALLY BY SNELLING HEREUNDER, ANY CHANGES OR MODIFICATIONS TO THIS AGREEMENT, OR SPECIFIC WAIVERS OF RIGHTS HEREUNDER, SHALL BE MADE ONLY IN WRITING EXECUTED BY AUTHORIZED OFFICERS OR AGENTS OF FRANCHISEE AND SNELLING AND ATTESTED BY THE (ASSISTANT) SECRETARY OF SNELLING. FRANCHISEE ACKNOWLEDGES THAT NO OFFICER, AGENT OR EMPLOYEE OF SNELLING IS AUTHORIZED TO CHANGE OR MODIFY THIS

AGREEMENT VERBALLY AND THAT FRANCHISEE WILL NOT RELY ON CONVERSATIONS OR OTHER COMMUNICATIONS WITH OFFICERS, AGENTS OR EMPLOYEES OF SNELLING RELATED TO ANY CHANGE OR MODIFICATION OF THIS AGREEMENT.

15(g)    NOTICES

Any notices required or permitted by this AGREEMENT shall be in writing and shall be directed to SNELLING or FRANCHISEE at its respective last known business address, delivered prepaid in one of the following ways: personally delivered or mailed by expedited delivery service or certified or registered mail, return receipt requested, first-class postage prepaid, or sent by prepaid facsimile or telegram (provided that the sender confirms the facsimile or telegram by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) BUSINESS DAYs after transmission) to the respective parties. Any notice shall be deemed to have been given (i) in the case of personal delivery, at the time of personal delivery, (ii) in the case of facsimile or telegram, upon transmission (provided confirmation is sent as described above) or (iii) in the case of expedited delivery service or registered or certified mail, three (3) BUSINESS DAYs after the date of mailing.

15(h)    PARTIES BOUND; ASSIGNMENT BY SNELLING

This AGREEMENT binds FRANCHISEE and its heirs, executors, administrators, successors, and assigns. SNELLING may assign this AGREEMENT in whole or in part to any person or entity on written notice to FRANCHISEE.

15(i)    SEVERABILITY

The provisions of this AGREEMENT are severable, it being the intention of the parties that should any provision be found invalid, such invalidity shall not affect the remaining provisions, which shall remain in full force and effect as though such invalid provisions had not been contained herein.

15(j)    ENTIRE AGREEMENT

This AGREEMENT, any Attachment hereto, and the documents referred to herein, shall be construed together and constitute the entire, full and complete agreement between SNELLING and FRANCHISEE and the PRINCIPAL OWNERS concerning the subject matter hereof, and supersede all prior agreements. No other representation has induced FRANCHISEE or the PRINCIPAL OWNERS to execute this AGREEMENT, and there are no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, which are of any force or effect with reference to this AGREEMENT or otherwise. No amendment, change or variance from this AGREEMENT shall be binding on either party unless executed in writing by both parties.

15(k)    FORCE MAJEURE

If circumstances beyond the control of the parties make it impossible for either or both of them to perform their obligations under this AGREEMENT, the obligations will be suspended during the event of force majeure (acts of nature, strikes, lockouts or other industrial disturbances, war, riot, epidemic, fire or other catastrophe or other forces beyond FRANCHISEE'S control), if through no fault of FRANCHISEE the premises are damaged or destroyed by an event as described above; provided, that FRANCHISEE applies within thirty (30) days after such event for SNELLING'S approval to relocate or reconstruct the premises (which approval shall not be unreasonably withheld) and FRANCHISEE diligently pursues such reconstruction or relocation Such approval may be conditioned upon the payment of an agreed minimum fee to SNELLING during the period in which the PS is not in operation.

15(l)    RULES OF CONSTRUCTION

This AGREEMENT shall be interpreted as follows:

15(l)(1) Nouns, pronouns, and variations of them refer to the masculine, feminine, neuter, singular, or plural as the context may require.

15(l)(2) Headings and their numbers are solely for convenience and ease of reference.

15(l)(3)  The word "including" means "including without limitation."

15(l)(4) When the words of a term defined in this AGREEMENT appear without initial capital letters and bolding, they shall be given a generic, rather than the defined interpretation.

16.      ACKNOWLEDGMENTS AND REPRESENTATIONS

FRANCHISEE and each PRINCIPAL OWNER acknowledges and represents that:

16(a) prior to execution of this AGREEMENT, they investigated the SYSTEM to their satisfaction and had the opportunity to consult with appropriate legal and business advisors with respect to this AGREEMENT and the potential benefits and risks of entering into this AGREEMENT;

16(b) they have not received and are not relying on any representations of any kind from SNELLING that are not contained in this AGREEMENT or any other currently effective written agreements executed by SNELLING and FRANCHISEE;

16(c) they understand that the market for personnel services is highly competitive and that in any given market, the personnel service providers with the largest market share may only control a small percent of such market, and, to help SNELLING capture a larger market share, SNELLING may establish SNELLING personnel services businesses anywhere in the world, including anywhere in the market where the PS is located, and that FRANCHISEE may compete directly with any other SNELLING personnel services business, and any other SNELLING personnel services business may compete directly with FRANCHISEE, including the solicitation of CLIENTS, JOB-SEEKERs, EMPLOYEES and STAFF EMPLOYEES;

16(d) they understand the significance of this provision and hereby confirm that SNELLING has not made any representations of any kind concerning FRANCHISEE'S potential success or earnings relating to the PS;

16(e) even though SNELLING will handle the processing of BILLINGS and PAYROLL, they understand that FRANCHISEE'S success, level of success or failure will be dependent on their own efforts and judgment, including their willingness to invest and reinvest in the PS, their willingness to devote the necessary time and effort to the operation of the PS, and their willingness and ability to learn and follow the SYSTEM.

16(f) prior to execution of this AGREEMENT, they notified, in writing, SNELLING'S Chief Legal Counsel of any information that any SNELLING employee gave to them, other than the information contained in the disclosure document described in Section 16(h), that may in any way be construed as relating to the potential sales, gross revenues, distributions, earnings, income or operating costs of any personnel service business under the SYSTEM or the PS in particular;

16(g) they received a complete copy of this AGREEMENT and all related Attachments and agreements at least five (5) BUSINESS Days prior to the date on which this AGREEMENT was executed; and

16(h) they received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) BUSINESS DAYs prior to the date on which this AGREEMENT was executed.

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                FRANCHISE AGREEMENT FOR THE STATE OF CALIFORNIA



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and _____________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

CALIFORNIA LAW MODIFICATIONS

   1. The California Department of Corporations requires that certain provisions contained in franchise documents be amended to be consistent with California law, including the California Franchise Investment Law, CAL. BUS. & PROF. CODE Section 31000 et seq., and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 et seq. To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. California Business and Professions Code Sections 20000 through 20043 provide rights to You concerning nonrenewal and termination of the Agreement. The Federal Bankruptcy Code also provides rights to You concerning termination of the Agreement upon certain bankruptcy-related events. To the extent the Agreement contains a provision that is inconsistent with these laws, these laws will control.

   b. If the FRANCHISEE is required in the Agreement to execute a release of claims, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

   c. If the Agreement requires payment of liquidated damages that is inconsistent with California Civil Code Section 1671, the liquidated damage clause may be unenforceable.

   d. If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

   e. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of California, the requirement may be unenforceable under California law.

   f. If the Agreement requires that it be governed by a state's law, other than the State of California, such requirement may be unenforceable.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on _______, 19__.


                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                 FRANCHISE AGREEMENT FOR THE STATE OF HAWAII



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and ___________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

HAWAII LAW MODIFICATIONS

   1. The Director of the Hawaii Department of Commerce and Consumer Affairs requires that certain provisions contained in franchise documents be amended to be consistent with Hawaii law, including the Hawaii Franchise Investment Law, Hawaii Revised Statutes, Title 26, Chapter 482E-1 Through 482E-12 (1988). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. The Hawaii Franchise Investment Law provides rights to You concerning nonrenewal, termination and transfer of the Agreement. If the Agreement contains a provision that is inconsistent with the Law, the Law will control. Among those rights, the law may require that upon termination or nonrenewal SNELLING purchase for fair market value FRANCHISEE's inventory, supplies, equipment and furnishings purchased from SNELLING or a supplier designated by SNELLING; provided that personalized materials which have no value to SNELLING need not be compensated for. If the non-renewal or termination is for the purpose of converting the FRANCHISEE's business to one owned and operated by SNELLING, SNELLING may, additionally, be obligated to compensate the FRANCHISEE for loss of goodwill. SNELLING may deduct all amounts due from FRANCHISEE and any costs related to the transportation or disposition of items purchased against any payment for those items. If the parties cannot agree on fair market value, fair market value shall be determined in the manner set forth in the Agreement. If the Agreement does not provide for determination of the fair market value of assets for purchase by SNELLING, such amount will be determined by an independent appraiser approved by both parties, and the costs of the appraisal shall be shared equally by the parties.

   b. If the FRANCHISEE is required in the Agreement to execute a release of claims, such release shall exclude claims arising under the Hawaii Franchise Investment Law.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Hawaii Franchise Investment Law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on ______, 19__.



                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                FRANCHISE AGREEMENT FOR THE STATE OF ILLINOIS


   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of and ________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

ILLINOIS LAW MODIFICATIONS

   1. The Illinois Attorney General's Office requires that certain provisions contained in franchise documents be amended to be consistent with Illinois law, including the Franchise Disclosure Act of 1987, Ill. Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. Illinois Franchise Disclosure Act paragraphs 705/19 and 705/20 provide rights to You concerning nonrenewal and termination of this Agreement. If this Agreement contains a provision that is inconsistent with the Act, the Act will control.

   b. Any release of claims or acknowledgement of fact contained in Sections 16(d), 16(f) and 16(h) of the Agreement that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, shall be void and are hereby deleted with respect to claims under the Act.

   c. If this Agreement requires litigation to be conducted in a forum other than the State of Illinois, the requirement is void under the Illinois Franchise Disclosure Act.

   d. If this Agreement requires that it be governed by a state's law, other than the State of Illinois, to the extent that such law conflicts with the Illinois Franchise Disclosure Act, the Act will control.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Illinois Franchise Disclosure Act, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

  IN WITNESS WHEREOF, the FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on _____________, 19__.

                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                 FRANCHISE AGREEMENT FOR THE STATE OF INDIANA


   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc.
("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and ______________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

INDIANA LAW MODIFICATIONS

   1. The Indiana Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with Indiana law, including the Indiana Franchises Act, Ind. Code Ann. Sections 1 - 51 (1994) and the Indiana Deceptive Franchise Practices Act, Ind. Code Ann. Section 23-2-2.7 (1985). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. The Indiana Deceptive Franchise Practices Act provides rights to You concerning nonrenewal and termination of the Agreement. To the extent the Agreement contains a provision that is inconsistent with the Act, the Act will control.

   b. If the FRANCHISEE is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, and such acknowledgments shall be void with respect to claims under the Acts.

   c. If the Agreement contains covenants not to compete upon expiration or termination of the Agreement that are inconsistent with the Indiana Deceptive Franchise Practices Act, the requirements of the Act will control.

   d. The Indiana Deceptive Franchise Practices Act provides that substantial modification of the Agreement by SNELLING requires written consent of the FRANCHISEE. If the Agreement contains provisions that are inconsistent with this requirement, the Act will control.

   e. If the Agreement requires litigation to be conducted in a forum other than the State of Indiana, the requirement may be unenforceable as a limitation on litigation under the Indiana Deceptive Franchise Practices Act Section 23-2-2.7(10).

   f. If the Agreement requires that it be governed by a state's law, other than the State of Indiana, to the extent that such law conflicts with the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, the Acts will control.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, with respect to each such provision, ar met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on _________, 19__.

                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                FRANCHISE AGREEMENT FOR THE STATE OF MARYLAND



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and _______________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

MARYLAND LAW MODIFICATIONS

   1. The Maryland Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. Sections 14-201 - 14-233 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. If the FRANCHISEE is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Maryland Franchise Registration and Disclosure Law, and such acknowledgments shall be void with respect to claims under the Law.

   b. If this Agreement requires litigation to be conducted in a forum other than the State of Maryland, the requirement shall not be interpreted to limit any rights FRANCHISEE may have under Sec. 14-216 (c)(25) of the Maryland Franchise Registration and Disclosure Law to bring suit in the state of Maryland.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force of effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on _________, 19__.

                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                    ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                FRANCHISE AGREEMENT FOR THE STATE OF MINNESOTA



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and __________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

MINNESOTA LAW MODIFICATIONS

   1. The Commissioner of Commerce for the State of Minnesota requires that certain provisions contained in franchise documents be amended to be consistent with Minnesota Franchise Act, Minn. Stat. Section 80.01 et seq., and of the Rules and Regulations promulgated under the Act (collectively the "Franchise Act"). To the extent that the Agreement and Offering Circular contain provisions that are inconsistent with the following, such provisions are hereby amended:

   a. The Minnesota Department of Commerce requires that SNELLING indemnify Minnesota franchisees against liability to third parties resulting from claims by third parties that the Franchisee's use of the Proprietary Marks infringes trademark rights of the third party. SNELLING does not indemnify against the consequences of FRANCHISEE's use of the Proprietary Marks except in accordance with the requirements of the Agreement, and, as a condition to indemnification, FRANCHISEE must provide notice to SNELLING of any such claim within ten (10) days after the earlier of (i) actual notice of the claim or (ii) receipt of written notice of the claim, and must therein tender the defense of the claim to SNELLING. If NEWT accepts the tender of defense, SNELLING has the right to manage the defense of the claim including the right to compromise, settle or otherwise resolve the claim, and to determine whether to appeal a final determination of the claim. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

   b. Franchise Act, Sec. 80C.14, Subd. 4., requires, except in certain specified cases, that a franchisee be given written notice of a franchisor's intention not to renew 180 days prior to expiration of the franchise and that the franchisee be given sufficient opportunity to operate the franchise in order to enable the franchisee the opportunity to recover the fair market value of the franchise as a going concern. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

   c. Franchise Act, Sec. 80C.14, Subd. 3., requires, except in certain specified cases that a franchisee be given 90 days notice of termination (with 60 days to cure). If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

   d. If the FRANCHISEE is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Franchise Act, such release shall exclude claims arising under the Franchise Act, and such acknowledgments shall be void with respect to claims under the Act.

   e. If the Agreement requires that it be governed by a state's law, other than the State of Minnesota or arbitration or mediation, those provisions shall not in any way abrogate or reduce any rights of the FRANCHISEE as provided for in the Franchise Act, including the right to submit matters to the jurisdiction of the courts of Minnesota.

   2. Each provision of this Agreement shall be effective only to the extent that the jurisdictional requirements of the Minnesota law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on ____________, 19__.

                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                FRANCHISE AGREEMENT FOR THE STATE OF NEW YORK




   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc.
("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and ______________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

NEW YORK LAW MODIFICATIONS

   1. The New York Department of Law requires that certain provisions contained in franchise documents be amended to be consistent with New York law, including the General Business Law, Article 33, Sections 680 through 695
(1989). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. If the FRANCHISEE is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the General Business Law, regulation, rule or order under the Law, such release shall exclude claims arising under the New York General Business Law, Article 33, Section 680 through 695 and the regulations promulgated thereunder, and such acknowledgments shall be void. It is the intent of this provision that non-waiver provisions of Sections 687.4 and 687.5 of the General Business Law be satisfied.

   b. If the Agreement requires that it be governed by a state's law, other than the State of New York, the choice of law provision shall not be considered to waive any rights conferred upon the FRANCHISEE under the New York General Business Law, Article 33, Sections 680 through 695.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the New York General Business Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on ___________, 19___.

                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
              FRANCHISE AGREEMENT FOR THE STATE OF NORTH DAKOTA


   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and _____________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

NORTH DAKOTA LAW MODIFICATIONS

   1. The North Dakota Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with North Dakota law, including the North Dakota Franchise Investment Law, North Dakota Century Code Annotated Chapter 51-19, Sections 51-19-01 through 51-19-17
(1993). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. If the FRANCHISEE is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the North Dakota Franchise Investment Law, and such acknowledgments shall be void with respect to claims under the Law.

   b. Covenants not to compete during the term of and upon termination or expiration of the Agreement are enforceable only under certain conditions according to North Dakota Law. If the Agreement contains a covenant not to compete which is inconsistent with North Dakota Law, the covenant may be unenforceable.

   c. If the Agreement requires litigation to be conducted in a forum other than the State of North Dakota, the requirement is void with respect to claims under the North Dakota Franchise Investment Law.

   d. If the Agreement requires that it be governed by a state's law, other than the State of North Dakota, to the extent that such law conflicts with the North Dakota Franchise Investment Law, the North Dakota Franchise Investment Law will control.

   e. If the Agreement requires arbitration or mediation to be conducted in a forum other than the State of North Dakota, the requirement may be unenforceable under the North Dakota Franchise Investment Law. Arbitration or mediation involving a franchise purchased in the State of North Dakota must be held either in a location mutually agreed upon prior to the arbitration/mediation or if the parties cannot agree on a location, the location will be determined by the arbitrator/mediator.

   f. If the Agreement requires payment of a termination penalty, the requirement may be unenforceable under the North Dakota Franchise Investment Law.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the North Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on ________, 19___.


                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
              FRANCHISE AGREEMENT FOR THE STATE OF RHODE ISLAND



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and ________________________ ("FRANCHISEE"), by adding the following language, which shall be an integral part of the Franchise Agreement (the "Amendment"):

RHODE ISLAND LAW MODIFICATIONS

   1. The Rhode Island Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Rhode Island law, including the Franchise Investment Act, R.I. Gen. Law. ch. 395 Sec. 19-28.1-1 - 19.28.1-34. To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. If this Agreement requires litigation to be conducted in a forum other than the State of Rhode Island, the requirement is void under Rhode Island Franchise Investment Act. Sec. 19.28.1-14.

   b. If this Agreement requires that it be governed by a state's law, other than the State of Rhode Island, to the extent that such law conflicts with Rhode Island Franchise Investment Act it is void under Sec. 19-28.1-14.

   c. If the FRANCHISEE is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Rhode Island Franchise Investment Act, and such acknowledgements shall be void with respect to claims under the Act.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Rhode Island Franchise Investment Act, with respect to each such provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on _______, 19______.


                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
              FRANCHISE AGREEMENT FOR THE STATE OF SOUTH DAKOTA



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and ________________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

SOUTH DAKOTA LAW MODIFICATIONS

   1. The Director of the South Dakota Division of Securities requires that certain provisions contained in franchise documents be amended to be consistent with South Dakota law, including the South Dakota Franchises for Brand-Name Goods and Services Law, South Dakota Codified Laws, Title 37, Chapter 37-5A, Sections 37-5A-1 through 37-5A-87 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. If the FRANCHISEE is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the South Dakota Franchises for Brand-Name Goods and Services Law, and such acknowledgments shall be void with respect to claims under the Law.

   b. Covenants not to compete upon termination or expiration of the Agreement are generally unenforceable in the state of South Dakota, except in certain limited instances as provided by law. If this Agreement contains a covenant not to compete which is inconsistent with South Dakota Law, the covenant may be unenforceable.

   c. Regardless of the terms of the Agreement concerning termination, if FRANCHISEE fails to meet performance and quality standards or fails to make any royalty payments under the Agreement, FRANCHISEE will be afforded thirty (30) days' written notice with an opportunity to cure the default before termination.

   d. If the Agreement requires payment of liquidated damages that are inconsistent with South Dakota Law, the liquidated damage clauses may be void under SDCL 53-9-5.

   e. If the Agreement requires litigation to be conducted in a forum other than the State of South Dakota, the requirement is void with respect to any cause of action otherwise enforceable under South Dakota Law.

   f. If the Agreement requires that it be governed by a state's law, other than the State of South Dakota, the law regarding franchise registration, employment, covenants not to compete, and other matters of local concern will be governed by the laws of the State of South Dakota; but as to contractual and all other matters, the Agreement and all provisions of this Amendment will be and remain subject to the application, construction, enforcement, interpretation under the governing law set forth in the Agreement.

   g. If the Agreement requires that disputes between SNELLING and FRANCHISEE be mediated/arbitrated at a location that is outside the State of South Dakota, the mediation/arbitration will be conducted at a location mutually agreed upon by the parties. If the parties cannot agree on location for the mediation/arbitration, the location shall be determined by the mediator/arbitrator selected.

   h. Any provision that provides that the parties waive their right to claim punitive, exemplary, incidental, indirect, special or consequential damages may be unenforceable under South Dakota law.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the South Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on _________, 19__.


                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
               FRANCHISE AGREEMENT FOR THE STATE OF WASHINGTON




   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and ______________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

WASHINGTON LAW MODIFICATIONS

   1. The Director of the Washington Department of Financial Institutions requires that certain provisions contained in franchise documents be amended to be consistent with Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code Sections 19.100.010 to 19.100.940
(1991). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. Washington Franchise Investment Protection Act provides rights to You concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with the Act, the Act will control.

   b. If the FRANCHISEE is required in the Agreement to execute a release of claims, such release shall exclude claims arising under the Washington Franchise Investment Protection Act; except when the release is executed under a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. If there are provisions in the Agreement that unreasonably restrict or limit the statute of limitations period for claims brought under the Act, or other rights or remedies under the Act, those provisions may be unenforceable.

   c. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of Washington, the requirement may be unenforceable under Washington law. Arbitration involving a franchise purchased in the State of Washington, must either be held in the State of Washington or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

   d. If the Agreement requires that it be governed by a state's law, other than the State of Washington, and there is a conflict between the law and the Washington Franchise Investment Protection Act, the Washington Franchise Investment Protection Act will control.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Washington law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on __________, 19__.


                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                     ATTACHMENT "1" TO FRANCHISE AGREEMENT
================================================================================
                    ADDENDUM TO SNELLING AND SNELLING, INC.
                FRANCHISE AGREEMENT FOR THE STATE OF WISCONSIN



   This Addendum, which is executed in one or more original counterparts, amends the Franchise Agreement between Snelling and Snelling, Inc. ("SNELLING"), a Pennsylvania corporation, having its principal place of business at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243, and _____________________ ("FRANCHISEE"), by adding the following language, which shall be an intergral part of the Franchise Agreement (the "Amendment"):

WISCONSIN LAW MODIFICATIONS

   1. The Securities Commissioner of the State of Wisconsin requires that certain provisions contained in franchise documents be amended to be consistent with Wisconsin Fair Dealership Law, Wisconsin Statutes, Chapter 135 ("Fair Dealership Law"). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

   a. The Wisconsin Fair Dealership Law, among other things, grants You the right, in most circumstances, to 90 days' prior written notice of non-renewal and 60 days within which to remedy any claimed deficiencies. If the Agreement contains a provision that is inconsistent with the Wisconsin Fair Dealership Law, the provisions of the Agreement shall be superseded by the Law's requirements and shall have no force or effect.

   b. The Wisconsin Fair Dealership Law, among other things, grants You the right, in most circumstances, to 90 days' prior written notice of termination and 60 days within which to remedy any claimed deficiencies. If the Agreement contains a provision that is inconsistent with the Wisconsin Fair Dealership Law, the provisions of the Agreement shall be superseded by the Law's requirements and shall have no force or effect.

   c. If the Agreement requires that it be governed by a state's law, other than the State of Wisconsin, to the extent that any provision of the Agreement conflicts with the Wisconsin Fair Dealership Law such provision shall be superseded by the law's requirements.

   2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Wisconsin law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

FRANCHISEE and its Principal Owners have duly executed this Amendment to the Franchise Agreement, approved and executed by SNELLING on ____________, 19___.


                                             FRANCHISEE

                                             By:
                                                 -----------------------------
                                             Name:
                                                  ----------------------------
                                             Title:  President


ATTEST:                                      SNELLING AND SNELLING, INC.

                                             By:
-----------------------------                    -----------------------------
Name:  Joseph G. Stover                      Name:  Robert R. Paulk
Title:  Assistant Secretary                  Title:  Senior Vice President


CORPORATE SEAL OF SNELLING

                       OWNERSHIP
DATE                   PERCENTAGE       PRINCIPAL OWNERS:

                                 %      (1)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (2)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (3)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                                 %      (4)
------------------     ----------           ----------------------------------
                                        Name:
                                             ---------------------------------

                               ATTACHMENT "2" TO
                              FRANCHISE AGREEMENT

                                                                --------------
                               APPROVED LOCATION                Office Number:

                                                                --------------



In accordance with Subsection 5(a) of the Franchise Agreement, the PS Location shall be at the following address:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                     ATTACHMENT "3" TO FRANCHISE AGREEMENT

                                    GUARANTY


     In consideration of, and as an inducement to, the execution of that certain Franchise Agreement ("Agreement") between SNELLING and SNELLING, Inc. ("SNELLING") and ("FRANCHISEE"), each of the undersigned personally and unconditionally acknowledges, covenants and agrees as follows:

     1. Each is included in the term "Principal Owner" as defined in Section 4 of the Agreement.

     2. Each has read the terms and conditions of the Agreement and acknowledges that this Guaranty and the undertakings of the Principal Owners in the Agreement are in partial consideration for, and a condition to, the granting of the license to FRANCHISEE, and that SNELLING would not have granted the license without the inclusion of this Guaranty and such undertakings by each of the Principal Owners who signed the Agreement.

     3. Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Principal Owners set forth in the Agreement and is obligated to perform thereunder.

     4. Each individually, jointly and severally, unconditionally and irrevocably, guarantees to SNELLING that all of FRANCHISEE's obligations under the Agreement will be punctually paid and performed. Upon default by FRANCHISEE or upon notice from SNELLING, each will immediately make each payment and perform each obligation required of FRANCHISEE under the Agreement.

     5. Without affecting the obligations of any of the Principal Owners under this Guaranty, SNELLING may, without notice to the Principal Owners, waive, renew, extend, modify, amend, or release any indebtedness or obligation of FRANCHISEE or settle, adjust, or compromise any claims that SNELLING may have against FRANCHISEE. Each of the Principal Owners waives all demands and notices of every kind with respect to the enforcement of this Guaranty, including notice of presentment demand for payment or performance by FRANCHISEE, any default by FRANCHISEE or any guarantor and any release of any guarantor or other security for this Guaranty or the obligations of FRANCHISEE, SNELLING may pursue its rights against any of the Principal Owners without first exhausting its remedies against FRANCHISEE and without joining any other guarantor hereto and no delay on the part of SNELLING in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by SNELLING of any right or remedy shall preclude the further exercise of such right or remedy. Upon receipt by SNELLING of notice of the death of any of the Principal Owners, the estate of the deceased will be bound by this Guaranty, but only for defaults and obligations under the Agreement existing at the time of death, and in such event, the obligations of the remaining Principal Owners shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed and delivered this Guaranty.


Date:
     ---------------------            ---------------------------------
                                      Name

Date:
     ---------------------            ---------------------------------
                                      Name

Date:
     ---------------------            ---------------------------------
                                      Name

Date:
     ---------------------            ---------------------------------
                                      Name